                                                    Prospectus dated May 1, 2006

                             (JOHN HANCOCK(R) LOGO)

                             JOHN HANCOCK ANNUITIES

                            Strategy Variable Annuity

This Prospectus describes interests in STRATEGY flexible Purchase Payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity benefit payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H (the "Separate Account"). Each Sub-Account invests in one of the following Funds that corresponds to a Variable Investment Option that we make available on the date of this Prospectus.

JOHN HANCOCK TRUST
500 Index Trust
Active Bond Trust
All Cap Core Trust
All Cap Growth Trust
All Cap Value Trust
American Blue Chip Income & Growth Trust
American Bond Trust
American Growth Trust
American Growth-Income Trust
American International Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Classic Value Trust
Core Bond Trust
Core Equity Trust
Dynamic Growth Trust
Emerging Growth Trust
Emerging Small Company Trust
Equity-Income Trust
Financial Services Trust
Fundamental Value Trust
Global Trust
Global Allocation Trust
Global Bond Trust
Health Sciences Trust
High Yield Trust
Income & Value Trust
Index Allocation Trust
International Core Trust (formerly International Stock Trust)
International Equity Index Trust A
International Opportunities Trust
International Small Cap Trust
International Value Trust
Investment Quality Bond Trust
Large Cap Trust
Large Cap Value Trust
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Core Trust
Mid Cap Index Trust
Mid Cap Stock Trust
Mid Cap Value Trust
Money Market Trust
Natural Resources Trust
Pacific Rim Trust
Quantitative All Cap Trust
Quantitative Mid Cap Trust
Quantitative Value Trust
Real Estate Securities Trust
Real Return Bond Trust
Science & Technology Trust
Small Cap Trust
Small Cap Growth Trust
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Trust
Small Company Value Trust
Special Value Trust
Strategic Bond Trust
Strategic Income Trust
Strategic Opportunities Trust
Strategic Value Trust
Total Return Trust
Total Stock Market Index Trust
U.S. Core Trust (formerly Growth & Income Trust)
U.S. Global Leaders Growth Trust
U.S. Government Securities Trust
U.S. High Yield Bond Trust
U.S. Large Cap Trust
Utilities Trust
Value Trust

PIMCO VARIABLE
INSURANCE TRUST
PIMCO VIT All Asset Portfolio

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

    ANNUITIES SERVICE CENTER                             MAILING ADDRESS
       601 Congress Street                            Post Office Box 55230
Boston, Massachusetts 02210-2805                Boston, Massachusetts 02205-5230
(617) 663-3000 or (800) 344-1029                  www.johnhancockannuities.com

                                Table of Contents

GLOSSARY OF SPECIAL TERMS .................................................    1
OVERVIEW ..................................................................    3
FEE TABLES ................................................................    7
   EXAMPLES ...............................................................    7
GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE FUNDS ..........   11
   THE COMPANY ............................................................   11
   THE SEPARATE ACCOUNT ...................................................   11
   THE FUNDS ..............................................................   12
   VOTING INTEREST ........................................................   19
DESCRIPTION OF THE CONTRACT ...............................................   21
   ELIGIBLE PLANS .........................................................   21
   ELIGIBLE GROUPS ........................................................   21
   ACCUMULATION PERIOD PROVISIONS .........................................   21
      Purchase Payments ...................................................   21
      Accumulation Units ..................................................   22
      Value of Accumulation Units .........................................   22
      Net Investment Factor ...............................................   22
      Transfers Among Investment Options ..................................   23
      Maximum Number of Investment Options ................................   23
      Telephone and Electronic Transactions ...............................   24
      Special Transfer Services-Dollar Cost Averaging .....................   24
      Special Transfer Services-Asset Rebalancing Program .................   25
      Withdrawals .........................................................   25
      Special Withdrawal Services - The Income Plan .......................   25
      Death Benefit During Accumulation Period ............................   26
   PAY-OUT PERIOD PROVISIONS ..............................................   27
      General .............................................................   27
      Annuity Options .....................................................   27
      Determination of Amount of the First Variable Annuity
      Benefit Payment .....................................................   28
      Annuity Units and the Determination of Subsequent Variable
      Annuity Benefit Payments ............................................   28
      Transfers During Pay-out Period .....................................   29
      Death Benefit During Pay-out Period .................................   29
   OTHER CONTRACT PROVISIONS ..............................................   29
      Right to Review .....................................................   29
      Ownership ...........................................................   30
      Annuitant ...........................................................   30
      Beneficiary .........................................................   30
      Our Approval ........................................................   30
      Modification ........................................................   30
      Discontinuance of New Owners ........................................   31
      Misstatement and Proof of Age, Sex or Survival ......................   31
   FIXED INVESTMENT OPTIONS ...............................................   31
CHARGES AND DEDUCTIONS ....................................................   33
   ASSET-BASED CHARGES ....................................................   33
      Daily Administration Fees ...........................................   33
      Mortality and Expense Risks Fee .....................................   33
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS .....................   33
   PREMIUM TAXES ..........................................................   34
FEDERAL TAX MATTERS .......................................................   35
   INTRODUCTION ...........................................................   35
   OUR TAX STATUS .........................................................   35
   NON-QUALIFIED CONTRACTS ................................................   35
      Undistributed Gains .................................................   35
      Taxation of Annuity Payments ........................................   35
      Surrenders, Withdrawals and Death Benefits ..........................   36
      Taxation of Death Benefit Proceeds ..................................   36
      Penalty Tax on Premature Distributions ..............................   36
      Puerto Rico Non-Qualified Contracts .................................   36
      Diversification Requirements ........................................   37
   QUALIFIED CONTRACTS ....................................................   37
      Penalty Tax on Premature Distributions ..............................   38
      Tax-Free Rollovers ..................................................   38
      Loans ...............................................................   39
      Puerto Rico Contracts Issued to Fund Retirement Plans ...............   39
   SEE YOUR OWN TAX ADVISER ...............................................   39
GENERAL MATTERS ...........................................................   40
   ASSET ALLOCATION SERVICES ..............................................   40
   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM ...............   40
   DISTRIBUTION OF CONTRACTS ..............................................   40
   CONFIRMATION STATEMENTS ................................................   40
   REINSURANCE ARRANGEMENTS ...............................................   40
APPENDIX A: QUALIFIED PLAN TYPES ..........................................    1
APPENDIX B: PRIOR CONTRACTS ...............................................    1
APPENDIX U: TABLE OF ACCUMULATION UNIT VALUES .............................    1

We provide additional information about the Contract and the Separate Account in a Statement of Additional Information, dated the same date as this Prospectus, which we filed with the SEC and incorporate herein by reference. You may obtain the Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contracts and the Separate Account. We list the table of contents of the Statement of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History ..........................................   3
Accumulation Unit Value Tables ...........................................   3
Services .................................................................   3
   Independent Registered Public Accountant ..............................   3
   Servicing Agent .......................................................   3
   Principal Underwriter .................................................   3
   Special Compensation and Reimbursement Arrangements ...................   4
Appendix A: Audited Financial Statements .................................   A-1

                            Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ANNUITANT: Any natural person or persons to whom annuity benefit payments are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant", the second person named is referred to as "co-Annuitant". The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant". The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 601 Congress Street Boston, MA 02210-2805.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity benefit payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity benefit payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which the Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

FUND: A series of a registered open-end investment management company which corresponds to a Variable Investment Option.

GENERAL ACCOUNT: All of our assets, other than assets in the Separate Account and any other separate accounts we may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LOAN ACCOUNT: The portion of our General Account that we use for collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The date on which the Pay-out Period commences and we begin to make annuity benefit payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you". The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity benefit payments to you following the Maturity Date.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account
H. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUB-ACCOUNT: A Sub-Account of the Separate Account. Each Sub-Account invests in shares of a specific Fund.

UNPAID LOANS: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Fund.

                                    Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase the Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KINDS OF CONTRACTS ARE DESCRIBED IN THIS PROSPECTUS?

Each Contract is a flexible Purchase Payment deferred combination fixed and variable annuity contract between you and us. "Deferred payment" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

This Prospectus also describes a prior class of Variable Annuity Contracts which we sold from March 1998 until May 2000. The features described by this prior class of Contracts may not have been available to you when you purchased your Contract. For information concerning this prior class of Contract, see Appendix B.

In most states, we offered the Contract under a master group contract. However, we may have issued an individual contract in states where a group contract was not available. Specific accounts are maintained under a group contract for each member of an eligible group participating in the contract as evidenced by the issuance of a certificate.

WHO IS ISSUING MY CONTRACT?

John Hancock Life Insurance Company (U.S.A.) is the issuer of your Contract.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers tax-deferred treatment of earnings, a death benefit and annuity benefit payments. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will be the greater of: (a) the Contract Value, or (b) the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

If a contract is owned by more than one person, upon death of the Owner, the surviving Owner will be deemed the Beneficiary of the deceased Owner. No death benefit is payable on the death of any Annuitant (a natural person or persons to whom ANNUITY BENEFIT PAYMENTS are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies), except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. The amount of the death benefit will be calculated as of the date on which our Annuities Service Center receives written notice and proof of death and all required claim forms from all beneficiaries.

If the Annuitant dies after the Maturity Date and annuity benefit payments have been selected based on an Annuity Option providing for payments for a guaranteed period, we will make the remaining guaranteed payments to the Beneficiary.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity benefit payments will begin on the Maturity Date. You select the Maturity Date, the frequency of payment and the type of annuity benefit payment option. Annuity benefit payments are made to the Annuitant.

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. Later, beginning on the Contract's Maturity Date, the Company makes one or more annuity benefit payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity benefit payments during the Pay-out Period may either be variable or fixed, depending upon your investment choices.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We call the investments you make in your Contract Purchase Payments. The below table shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for subsequent Purchase Payments. Additional Purchase Payments generally may be made at any time.

 MINIMUM INITIAL   MINIMUM SUBSEQUENT
PURCHASE PAYMENT    PURCHASE PAYMENT
----------------   ------------------
     $25,000               $30

If a Purchase Payment causes your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the Purchase Payment.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.

VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Fund. The Fund prospectus contains a full description of a Fund. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in a Fund directly and reinvested all Fund dividends and distributions in additional shares. Your Contract Value during the Accumulation Period and the amounts of annuity benefit payments will depend upon the investment performance of the underlying Fund of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related businesses, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your financial consultant.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options". During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Fund to increased Fund transaction costs (affecting the value of the shares) and/or disruption to the corresponding Fund manager's ability to effectively manage such corresponding Fund, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

CAN I TAKE OUT ANY OF MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment.

WHAT ARE THE TAX CONSEQUENCES OF OWNING THE CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

- full or partial withdrawals (including surrenders and systematic withdrawals);

-    payment of any death benefit proceeds; and

-    periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

-    the type of the distribution;

-    when the distribution is made;

-    the nature of any Qualified Plan for which the contract is being used; and

-    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the "Federal Tax Matters" section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an "IRA", you will receive a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Account. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the cover of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                   Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Strategy Contract. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus under "Charges and Deductions" for Strategy Contracts. The items listed under "Total Annual Fund Operating Expenses" are described in detail in the Fund prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" show the maximum fees and expenses.

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES(A)

MAXIMUM WITHDRAWAL CHARGE (AS % OF PURCHASE PAYMENTS)   NONE
ANNUAL CONTRACT FEE                                     NONE
TRANSFER FEE(B)
   Maximum Fee                                           $25
   Current Fee                                           $ 0

(A) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (See "General Matters - Premium Taxes").

(B) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL FUND OPERATING EXPENSES.

SEPARATE ACCOUNT ANNUAL EXPENSES(A)

Mortality and expense risks fee          0.30%
Administration fee- asset based          0.15%
                                         -----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES   0.45%

(A) A daily charge reflected as a percentage of the Variable Investment Options unless otherwise noted.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS.

TOTAL ANNUAL FUND OPERATING EXPENSES                         MINIMUM(A)   MAXIMUM
------------------------------------                         ----------   -------
Range of expenses that are deducted from Fund assets,
   including management fees, Rule 12b-1 fees, and other
   expenses for Contracts issued on and after May 13, 2002      0.76%      1.60%
Range of expenses that are deducted from Fund assets,
   including management fees, Rule 12b-1 fees, and other
   expenses for Contracts issued prior to  May 13, 2002         0.56%      1.40%

(A) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Fund shares for certain Variable Investment Options available under those Contracts.

EXAMPLES

The following two examples are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

The following example assumes that you invest $10,000 in a Contract. The first example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

         Example 1. Maximum Fund operating expenses- Strategy Contract:

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $239      $734     $1,255    $2,679
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $239      $734     $1,255    $2,679

The next example assumes that you invest $10,000 in a Contract. This example also assumes that your investment has a 5% return each year and assumes the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

          Example 2. Minimum Fund operating expenses Strategy Contract:

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $107      $332      $576     $1,274
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $107      $332      $576     $1,274

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE FUNDS, AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUB-ACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST FUND IN SERIES I SHARES OF THAT FUND (EXCEPT IN THE CASE OF FUNDS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).

                                                                                                               TOTAL
                                                                                                                FUND     TOTAL FUND
                                                              MANAGEMENT    12B-1       12B-1        OTHER     ANNUAL      ANNUAL
                                                                 FEES        FEES       FEES       EXPENSES   EXPENSES    EXPENSES
                                                              ----------  ----------  -----------  --------  ----------  -----------
                                                                          (Series I)  (Series II)            (Series I)  (Series II)
JOHN HANCOCK TRUST:
   500 Index Trust (See Notes 1 and 2.)                          0.46%       0.05%       0.25%       0.05%      0.56%       0.76%
   Active Bond Trust                                             0.60%       0.05%       0.25%       0.07%      0.72%       0.92%
   All Cap Core Trust (See Notes 1 and 2.)                       0.80%       0.05%       0.25%       0.07%      0.92%       1.12%
   All Cap Growth Trust (See Notes 1 and 2.)                     0.85%       0.05%       0.25%       0.06%      0.96%       1.16%
   All Cap Value Trust (See Notes 1 and 2.)                      0.83%       0.05%       0.25%       0.07%      0.95%       1.15%
   American Blue Chip Income and Growth Trust
   (See Notes 1 and 3.)                                          0.44%       0.60%       0.75%       0.04%      1.08%       1.23%
   American Bond Trust (See Notes 1, 2 and 3.)                   0.43%       0.60%       0.75%       0.04%      1.07%       1.22%
   American Growth Trust (See Notes 1 and 3.)                    0.33%       0.60%       0.75%       0.04%      0.97%       1.12%
   American Growth-Income Trust                                  0.28%       0.60%       0.75%       0.05%      0.93%       1.08%
   (See Notes 1 and 3.)
   American International Trust                                  0.52%       0.60%       0.75%       0.08%      1.20%       1.35%
   (See Notes 1 and 3.)
   Blue Chip Growth Trust (See Notes 1, 2 and 4.)                0.81%       0.05%       0.25%       0.07%      0.93%       1.13%
   Capital Appreciation Trust (See Notes 1 and 2.)               0.81%       0.05%       0.25%       0.05%      0.91%       1.11%
   Classic Value Trust (See Note 2.)                             0.80%       0.05%       0.25%       0.24%      1.09%       1.29%
   Core Bond Trust (See Notes 1 and 5.)                          0.67%       0.05%       0.25%       0.07%      0.79%       0.99%
   Core Equity Trust (See Notes 1 and 2.)                        0.79%       0.05%       0.25%       0.06%      0.90%       1.10%
   Dynamic Growth Trust (See Notes 1 and 2.)                     0.95%       0.05%       0.25%       0.07%      1.07%       1.27%
   Emerging Growth Trust (See Notes 1 and 2.)                    0.80%       0.05%       0.25%       0.08%      0.93%       1.13%
   Emerging Small Company Trust
   (See Notes 1 and 2.)                                          0.97%       0.05%       0.25%       0.07%      1.09%       1.29%
   Equity-Income (See Notes 1, 2 and 4.)                         0.81%       0.05%       0.25%       0.05%      0.91%       1.11%
   Financial Services Trust (See Notes 1, 2 and 6.)              0.82%       0.05%       0.25%       0.09%      0.96%       1.16%
   Fundamental Value Trust (See Notes 1, 2 and 6.)               0.77%       0.05%       0.25%       0.05%      0.87%       1.07%
   Global Trust (See Notes 1, 2 and 7.)                          0.82%       0.05%       0.25%       0.16%      1.03%       1.23%
   Global Allocation Trust (See Notes 1 and 2.)                  0.85%       0.05%       0.25%       0.19%      1.09%       1.29%
   Global Bond Trust (See Note 2.)                               0.70%       0.05%       0.25%       0.12%      0.87%       1.07%
   Health Sciences Trust (See Notes 1, 2 and 4.)                 1.05%       0.05%       0.25%       0.12%      1.22%       1.42%

                                                                                                               TOTAL
                                                                                                                FUND     TOTAL FUND
                                                              MANAGEMENT    12B-1       12B-1        OTHER     ANNUAL      ANNUAL
                                                                 FEES        FEES       FEES       EXPENSES   EXPENSES    EXPENSES
                                                              ----------  ----------  -----------  --------  ----------  -----------
                                                                          (Series I)  (Series II)            (Series I)  (Series II)
JOHN HANCOCK TRUST:
   High Yield Trust (See Notes 1 and 2.)                         0.66%       0.05%       0.25%       0.07%      0.78%       0.98%
   Income & Value Trust (See Note 2.)                            0.79%       0.05%       0.25%       0.08%      0.92%       1.12%
   Index Allocation Trust (See Notes 1, 2 and 8.)                0.05%       0.05%       0.25%       0.50%      0.60%       0.80%
   International Core Trust (formerly "International Stock")
   (See Notes 1 and 2.)                                          0.89%       0.05%       0.25%       0.07%      1.01%       1.21%
   International Equity Index Trust A                            0.54%       0.05%       0.25%       0.09%      0.68%       0.88%
   (See Notes 1, 2 and 3.)
   International Opportunities Trust
   (See Notes 1 and 2.)                                          0.90%       0.05%       0.25%       0.06%      1.01%       1.21%
   International Small Cap Trust
   (See Notes 1 and 2.)                                          0.92%       0.05%       0.25%       0.21%      1.18%       1.38%
   International Value Trust (See Notes 1, 2 and 7.)             0.82%       0.05%       0.25%       0.19%      1.06%       1.26%
   Investment Quality Bond Trust
   (See Notes 1 and 2.)                                          0.60%       0.05%       0.25%       0.09%      0.74%       0.94%
   Large Cap Trust (See Notes 1, 2 and 3.)                       0.84%       0.05%       0.25%       0.05%      0.94%       1.14%
   Large Cap Value Trust (See Notes 1 and 2.)                    0.84%       0.05%       0.25%       0.08%      0.97%       1.17%
   Lifestyle Aggressive Trust (See Notes 1 and 9.)               0.05%       0.05%       0.25%       0.95%      1.05%       1.25%
   Lifestyle Balanced Trust (See Notes 1 and 9.)                 0.05%       0.05%       0.25%       0.86%      0.96%       1.16%
   Lifestyle Conservative Trust
   (See Notes 1 and 9.)                                          0.05%       0.05%       0.25%       0.78%      0.88%       1.08%
   Lifestyle Growth Trust (See Notes 1 and 9.)                   0.05%       0.05%       0.25%       0.89%      0.99%       1.19%
   Lifestyle Moderate Trust (See Notes 1 and 9.)                 0.05%       0.05%       0.25%       0.81%      0.91%       1.11%
   Mid Cap Core Trust (See Note 2.)                              0.87%       0.05%       0.25%       0.08%      1.00%       1.20%
   Mid Cap Index Trust (See Notes 1 and 2.)                      0.49%       0.05%       0.25%       0.04%      0.58%       0.78%
   Mid Cap Stock Trust (See Notes 1 and 2.)                      0.84%       0.05%       0.25%       0.08%      0.97%       1.17%
   Mid Cap Value Trust (See Notes 1 and 2.)                      0.85%       0.05%       0.25%       0.05%      0.95%       1.15%
   Money Market Trust (See Notes 1 and 2.)                       0.48%       0.05%       0.25%       0.04%      0.57%       0.77%
   Natural Resources Trust (See Notes 1 and 2.)                  1.00%       0.05%       0.25%       0.07%      1.12%       1.32%
   Pacific Rim Trust (See Notes 1 and 2.)                        0.80%       0.05%       0.25%       0.24%      1.09%       1.29%
   Quantitative All Cap Trust (See Notes 1 and 2.)               0.71%       0.05%       0.25%       0.06%      0.82%       1.02%
   Quantitative Mid Cap Trust (See Notes 1 and 2.)               0.74%       0.05%       0.25%       0.10%      0.89%       1.09%
   Quantitative Value Trust (See Notes 1 and 2.)                 0.70%       0.05%       0.25%       0.06%      0.81%       1.01%
   Real Estate Securities Trust
   (See Notes 1 and 2.)                                          0.70%       0.05%       0.25%       0.06%      0.81%       1.01%
   Real Return Bond Trust (See Note 2.)                          0.70%       0.05%       0.25%       0.07%      0.82%       1.02%
   Science & Technology Trust                                    1.05%       0.05%       0.25%       0.07%      1.17%       1.37%
   (See Notes 1, 2 and 4.)
   Small Cap Trust (See Notes 1, 2 and 5.)                       0.85%       0.05%       0.25%       0.03%      0.93%       1.13%
   Small Cap Growth Trust (See Note 1.)                          1.07%       0.05%       0.25%       0.06%      1.18%       1.38%
   Small Cap Index Trust (See Notes 1 and 2.)                    0.49%       0.05%       0.25%       0.04%      0.58%       0.78%
   Small Cap Opportunities Trust
   (See Notes 1 and 2.)                                          0.99%       0.05%       0.25%       0.08%      1.12%       1.32%
   Small Cap Value Trust (See Notes 1 and 10.)                   1.07%       0.05%       0.25%       0.05%      1.17%       1.37%
   Small Company Trust (See Notes 1 and 2.)                      1.04%       0.05%       0.25%       0.31%      1.40%       1.60%
   Small Company Value Trust (See Notes 1 and 2.)                1.03%       0.05%       0.25%       0.05%      1.13%       1.33%
   Special Value Trust (See Notes 1 and 2.)                      1.00%       0.05%       0.25%       0.21%      1.26%       1.46%
   Strategic Bond Trust (See Notes 1 and 2.)                     0.67%       0.05%       0.25%       0.08%      0.80%       1.00%
   Strategic Income Trust (See Notes 1 and 2.)                   0.73%       0.05%       0.25%       0.30%      1.08%       1.28%
   Strategic Opportunities Trust
   (See Notes 1 and 2.)                                          0.80%       0.05%       0.25%       0.08%      0.93%       1.13%
   Strategic Value Trust (See Notes 1 and 2.)                    0.85%       0.05%       0.25%       0.08%      0.98%       1.18%
   Total Return Trust (See Note 2.)                              0.70%       0.05%       0.25%       0.07%      0.82%       1.02%
   Total Stock Market Index Trust                                0.49%       0.05%       0.25%       0.04%      0.58%       0.78%
   (See Notes 1 and 2.)
   U.S. Core Trust (formerly "Growth & Income")
   (See Note 2.)                                                 0.76%       0.05%       0.25%       0.05%      0.86%       1.06%
   U.S. Global Leaders Growth Trust
   (See Notes 1 and 2.)                                          0.70%       0.05%       0.25%       0.06%      0.81%       1.01%
   U.S. Government Securities Trust                              0.59%       0.05%       0.25%       0.07%      0.71%       0.91%
   (See Notes 1 and 2.)

                                                                                                             TOTAL
                                                                                                             FUND        TOTAL FUND
                                                              MANAGEMENT    12B-1       12B-1        OTHER   ANNUAL       ANNUAL
                                                                 FEES        FEES       FEES       EXPENSES  EXPENSES    EXPENSES
                                                              ----------  ----------  -----------  --------  ----------  -----------
                                                                          (Series I)  (Series II)            (Series I)  (Series II)
JOHN HANCOCK TRUST:
   U.S. High Yield Bond Trust (See Notes 1 and 5.)               0.74%       0.05%       0.25%       0.21%      1.00%       1.20%
   U.S. Large Cap Trust (See Notes 1 and 2.)                     0.83%       0.05%       0.25%       0.06%      0.94%       1.14%
   Utilities Trust (See Notes 1 and 2.)                          0.85%       0.05%       0.25%       0.19%      1.09%       1.29%
   Value Trust (See Notes 1 and 2.)                              0.74%       0.05%       0.25%       0.06%      0.85%       1.05%
PIMCO VARIABLE INSURANCE TRUST (CLASS M):
   VIT All Asset Portfolio (See Note 11.)                        0.20%        N/A        0.25%       1.08%       N/A        1.53%

NOTES TO FUND EXPENSE TABLE:

     1. The management fee shown for this Fund reflects the method of calculating the advisory fee that became effective during October, 2005 and assumes these changes were in effect for the year ended December 31, 2005. Under this method, the applicable portion of the Fund's aggregate net assets are combined with the applicable portions of one or more other funds having the same subadviser for the purpose of determining advisory fee break points.

     2. The amounts shown for this Fund reflect the advisory fee rates and the rates for Rule 12b-1 fees that became effective April 29, 2005. Expenses shown in the table assume these changes were in effect for the year ended December 31, 2005.

     3. Amounts shown reflect the aggregate annual operating expenses of this Fund and its corresponding master fund. During the year ended December 31, 2005, Capital Research Management Company (the adviser to the corresponding master fund) voluntarily reduced investment advisory fees to rates provided by an amended agreement effective April 1, 2004. If this fee waiver had been reflected, the management fee shown for the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth and American International Funds would be 0.40%, 0.39%, 0.30%, 0.25% and 0.47%, respectively; the Total Fund
          Annual Expenses shown for Series I Class shares of such Funds would be 1.04%, 1.03%, 0.94%, 0.90% and 1.15%, respectively; and Total Fund
          Annual Expenses shown for Series II Class shares of such Funds would be 1.19%, 1.18%, 1.09%, 1.05% and 1.30%, respectively.

     4. The subadviser has voluntarily agreed to waive a portion of its subadvisory fee for John Hancock Trust's Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust series. This waiver is based on the combined average daily net assets of these Funds and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Funds"). Under the voluntary agreement, the subadviser will reduce its fee by 5.00% for the amount of the T. Rowe Funds' combined average daily net assets in excess of $750 million and, effective November 1, 2006, by an additional 2.50% for the amount of the T. Rowe Funds' combined average daily net assets in excess of $1.5 billion. The adviser has also voluntarily agreed to reduce the advisory fee for each Fund by the amount that the subadvisory fee for that Fund is reduced. These voluntary fee waivers may be terminated at any time by the subadviser or the adviser.

     5.   This Fund commenced operations on April 29, 2005.

     6. The management fee shown reflects the rates of advisory fees for the Financial Services Trust and Fundamental Value Trust that became effective October 14, 2005. Prior to that date, the adviser voluntarily agreed to reduce its advisory fee for the respective Fund to such rates (0.85% of the first $50 million of the respective Fund's average annual net assets; 0.80% of the next $450 million and 0.75% of the respective Fund's average annual net assets over $500 million).

     7. Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Trust and the International Value Trust, the adviser voluntarily agreed to waive its advisory fees so that the amount retained by the adviser after payment of the subadvisory fees for each such Fund does not exceed 0.35% (0.45% effective April 29, 2005) of the Fund's average net assets. For the year ended December 31, 2005, the effective annual advisory fee for the Global Trust and the International Value Trust was 0.77% and 0.78%, respectively. These voluntary fee waivers may be terminated at any time by the adviser.

     8. The adviser has contractually agreed to reimburse expenses of the Index Allocation Trust that exceed 0.02% of the average annual net assets of the Index Allocation Trust (other than the Rule 12b-1 fees, class specific expenses (such as blue sky and transfer agency fees) and expenses of underlying funds in which it invests) until May 1, 2007. This reimbursement may be terminated any time after May 1, 2007. If the adviser had not reimbursed such expenses, "Other Expenses" shown for this Fund would have been 0.57%, based on estimates of expenses for the current fiscal year, and Total Fund Annual Expenses shown for Series I Class shares and Series II Class shares of this Fund would have been 0.67% and 0.87%, respectively.

     9. The management fees and Rule 12b-1 fees shown for this Fund reflect the rates that became effective during March 1, 2005 and assume these rates were in effect for the year ended December 31, 2005. Each of the Lifestyle Trusts may invest in other series of the John Hancock Trust (the "Underlying Portfolios"), with certain exceptions (John Hancock Trust's American Bond Trust, American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust, Absolute Return Trust and the Index Allocation Trust series). The annual expense ratios for the permitted Underlying Portfolios range from 0.34% to 1.35%. "Other Expenses" shown in the table reflect the expenses of the Underlying Portfolios as well as the expenses of the Lifestyle Trust.

     10. This Fund commenced operations on April 29, 2005. "Other Expenses" shown in the table for this Fund are based on estimates for the current fiscal year.

     11. "Other Expenses" for the PIMCO All Asset Portfolio reflect an administrative fee of 0.25%, a service fee of 0.20% and expenses of underlying funds in which the PIMCO All Asset Portfolio invests ("PIMCO Underlying Funds"). The PIMCO Underlying Funds' expenses (0.63%) are estimated based upon an allocation of the Fund's assets among the PIMCO Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these PIMCO Underlying Funds. PIMCO Underlying Fund expenses will vary with changes in the expenses of the PIMCO Underlying Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the Fund's current fiscal year, to waive its advisory fee to the extent that the PIMCO Underlying Funds' expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in PIMCO Underlying Funds.

A Table of Accumulation Unit Values relating to the Contract is included in "Appendix U" to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS OF REGISTRANT AND DEPOSITOR. Our financial statements and those of the Separate Account may be found in the Statement of Additional Information.

        General Information About Us, The Separate Account and The Funds

THE COMPANY

We are a subsidiary of Manulife Financial Corporation.

John Hancock USA, formerly "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. The ultimate parent of the Company is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Company changed its name to John Hancock Life Insurance Company (U.S.A.) on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico, and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805.

We have received the following ratings from independent rating agencies:

A++                 Superior companies have a very strong ability to meet their
A.M. Best           obligations; 1st category-of-16

AA+                 Very strong capacity to meet policyholder and contract
Fitch               obligations; 2nd category of 24

AA+                 Very strong financial security characteristics; 2nd category
Standard & Poor's   of 21

Aa2                 Excellent in financial strength; 3rd category of 21
Moody's

These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Fund.

With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA fixed annuity contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all fixed annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

- the liability to pay contractual claims under the contracts is assumed by another insurer; or

- we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

THE SEPARATE ACCOUNT

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Funds made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Fund through one of our Separate Accounts. We hold the Fund's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Fund) of the Separate Account. The Separate Account's assets (including the Fund's shares) belong to the Company.

We purchase and hold Fund shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John

Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to the Company's other income, gains, or losses. Nevertheless, all obligations arising under the Company's Contracts are general corporate obligations of the Company. Assets of the Separate Accounts may not be charged with liabilities arising out of any of the Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Account with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If the Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, the Company's Separate Account may be operated as a management company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE FUNDS

When you select a Variable Investment Option, we invest your money in a sub-account of our Separate Account and it invests in shares of a corresponding Fund of:

-    the John Hancock Trust; or

- the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio".

THE FUNDS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Funds are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Funds also may be available through participation in certain qualified pension or retirement plans.

The Funds' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Fund described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE FUNDS HELD IN OUR SEPARATE ACCOUNT.

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Fund shares as a percentage (rounded to two decimal places) of each Fund's average daily net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Funds are not fixed or specified under the terms of the contracts and may vary from year to year. These fees and expenses differ for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The John Hancock Trust, the PIMCO Variable Insurance Trust ("PIMCO Trust") and FAM Variable Series Fund, Inc. are so-called "series" type mutual funds and each is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Funds. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The All Asset Fund of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

If shares of a Fund are no longer available for investment or in our judgment investment in a Fund becomes inappropriate, we may eliminate the shares of a Fund and substitute shares of another Fund, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

The Funds pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Funds. The amount of this compensation is based on a percentage of the assets of the Fund attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Fund to Fund and among classes of shares within a Fund. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Fund's assets and paid for the services we or our affiliates provide to that Fund. In addition, compensation payments of up to 0.45% of assets may be made by a Fund's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" Funds of the John Hancock Trust for the marketing support services it provides (see "Distribution Of Contracts"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Fund Operating Expenses table.

Each of the John Hancock Trust's Index Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Funds ("JHT Funds of Funds") and the PIMCO All Asset Portfolio are "fund-of funds" that invest in other underlying funds. The prospectuses for each of the JHT Funds of Funds and the PIMCO All Asset Portfolio contain a description of the underlying funds for the Fund, and associated investment risks.

Each of the John Hancock Trust's American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International Funds ("JHT American Funds") invests in Series 2 shares of the corresponding investment portfolio of a "master" fund and are subject to an additional 0.25% 12b-1 fee. The JHT American Funds operate as "feeder funds," which means that the Fund does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Funds has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Funds.

You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Funds that we make available under the Contracts. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. YOU CAN OBTAIN A COPY OF A FUND'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE FUNDS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
                  (We show the Fund's manager (i.e. subadviser)
                      in bold above the name of the Fund)

AIM CAPITAL MANAGEMENT, INC.
   All Cap Growth Trust          Seeks long-term capital appreciation by
                                 investing the Fund's assets under normal market
                                 conditions, principally in common stocks of
                                 companies that are likely to benefit from new
                                 or innovative products, services or processes,
                                 as well as those that have experienced above
                                 average, long-term growth in earnings and have
                                 excellent prospects for future growth.

   Mid Cap Core Trust            Seeks long-term growth of capital by investing,
                                 normally, at least 80% of its assets in equity
                                 securities, including convertible securities,
                                 of mid-capitalization companies.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
   Small Company Trust           Seeks long-term capital growth by investing,
                                 under normal market conditions, primarily in
                                 equity securities of smaller-capitalization
                                 U.S. companies. The subadviser uses
                                 quantitative, computer-driven models to
                                 construct the portfolio of stocks for the Small
                                 Company Trust.

CAPITAL GUARDIAN TRUST COMPANY
   Income & Value Trust          Seeks the balanced accomplishment of (a)
                                 conservation of principal and (b) long-term
                                 growth of capital and income by investing the
                                 Fund's assets in both equity and fixed-income
                                 securities. The subadviser has full discretion
                                 to determine the allocation between equity and
                                 fixed income securities.

   U.S. Large Cap Trust          Seeks long-term growth of capital and income by
                                 investing the Fund's assets, under normal
                                 market conditions, primarily in equity and
                                 equity-related securities of companies with
                                 market capitalization greater than $500
                                 million.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series)
   American Blue Chip Income &   Invests all of its assets in Class 2 shares of
   Growth Trust                  the Blue Chip Income and Growth Fund, a series
                                 of American Fund Insurance Series. The Blue
                                 Chip Income and Growth Fund invests primarily
                                 in common stocks of larger, more established
                                 companies based in the U.S. with market
                                 capitalizations of $4 billion and above.

   American Bond Trust           Invests all of its assets in Class 2 shares of
                                 the Bond Trust, a series of American Fund
                                 Insurance Series (master fund). The Bond Trust
                                 seeks to maximize current income and preserve
                                 capital by normally investing 80% of its assets
                                 in bonds, (at least 65% in investment grade
                                 debt securities and up to 35% in so-called
                                 "junk bonds"), the issuers of which may be
                                 domiciled outside the United States.

   American Growth Trust         Invests all of its assets in Class 2 shares of
                                 the Growth Fund, a series of American Fund
                                 Insurance Series. The Growth Fund invests
                                 primarily in common stocks of companies that
                                 appear to offer superior opportunities for
                                 growth of capital.

   American Growth-Income        Invests all of its assets in Class 2 shares of
   Trust                         the Growth-Income Fund, a series of American
                                 Fund Insurance Series. The Growth-Income Fund
                                 invests primarily in common stocks or other
                                 securities which demonstrate the potential for
                                 appreciation and/or dividends.

   American International        Invests all of its assets in Class 2 shares of
   Trust                         the International Fund, a series of American
                                 Fund Insurance Series. The International Fund
                                 invests primarily in common stocks of companies
                                 located outside the United States.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust      Seeks growth of capital by investing primarily
                                 in common stocks of financial companies. During
                                 normal market conditions, at least 80% of the
                                 Fund's net assets (plus any borrowings for
                                 investment purposes) are invested in companies
                                 that are principally engaged in financial
                                 services. A company is "principally engaged" in
                                 financial services if it owns financial
                                 services-related assets constituting at least
                                 50% of the value of its total assets, or if at
                                 least 50% of its revenues are derived from its
                                 provision of financial services.

   Fundamental Value Trust       Seeks growth of capital by investing, under
                                 normal market conditions, primarily in common
                                 stocks of U.S. companies with market
                                 capitalizations of at least $5 billion that the
                                 subadviser believes are undervalued. The Fund
                                 may also invest in U.S. companies with smaller
                                 capitalizations.

DECLARATION MANAGEMENT & RESEARCH COMPANY
   Active Bond Trust(2)          Seeks income and capital appreciation by
                                 investing at least 80% of its assets in a
                                 diversified mix of debt securities and
                                 instruments.

DEUTSCHE ASSET MANAGEMENT, INC.
   All Cap Core Trust            Seeks long-term growth of capital by investing
                                 primarily in common stocks and other equity
                                 securities within all asset classes (small, mid
                                 and large cap) primarily those within the
                                 Russell 3000(1) Index.

   Dynamic Growth Trust          Seeks long-term growth of capital by investing
                                 in stocks and other equity securities of
                                 medium-sized U.S. companies with strong growth
                                 potential.

   Real Estate Securities        Seeks to achieve a combination of long-term
   Trust                         capital appreciation and current income by
                                 investing, under normal market conditions, at
                                 least 80% of its net assets (plus any
                                 borrowings for investment purposes) in equity
                                 securities of real estate investment trusts
                                 ("REITS") and real estate companies.

FIDELITY MANAGEMENT & RESEARCH COMPANY
   Strategic Opportunities       Seeks growth of capital by investing primarily
   Trust                         in common stocks. Investments may include
                                 securities of domestic and foreign issuers, and
                                 growth or value stocks or a combination of
                                 both.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   U.S. Core Trust (formerly,    Seeks long-term growth of capital and income,
   Growth & Income Trust)        consistent with prudent investment risk, by
                                 investing in primarily in a diversified
                                 portfolio of common stock of U.S. issuers which
                                 the subadviser believes are of high quality.

   International Core Trust      Seeks long-term growth of capital by investing
   (formerly, International      in stocks and other securities with equity
    Stock Trust)                 characteristics of companies located in the
                                 developed countries that make up the MSCI EAFE
                                 Index.

INDEPENDENCE INVESTMENT LLC
   Small Cap Trust               Seeks maximum capital appreciation consistent
                                 with reasonable risk to principal by investing,
                                 under normal market conditions, at least 80% of
                                 its net assets in equity securities of
                                 companies whose market capitalization is under
                                 $2 billion.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust    Seeks long-term capital growth by investing at
                                 least 65% of its total assets in equity-related
                                 securities of companies that exceed $1 billion
                                 in market capitalization and that the
                                 subadviser believes have above-average growth
                                 prospects. These companies are generally
                                 medium-to-large capitalization companies.

LEGG MASON CAPITAL MANAGEMENT, INC.
   Core Equity Trust             Seeks long-term capital growth by investing,
                                 under normal market conditions, primarily in
                                 equity securities that, in the subadviser's
                                 opinion, offer the potential for capital
                                 growth. The subadviser seeks to purchase
                                 securities at large discounts to the
                                 subadviser's assessment of their intrinsic
                                 value.

LORD ABBETT & CO. LLC
   All Cap Value Trust           Seeks capital appreciation by investing in
                                 equity securities of U.S. and multinational
                                 companies in all capitalization ranges that the
                                 subadviser believes are undervalued.

   Mid Cap Value Trust           Seeks capital appreciation by investing, under
                                 normal market conditions, at least 80% of the
                                 Fund's net assets (plus any borrowings for
                                 investment purposes) in mid-sized companies,
                                 with market capitalization of roughly $500
                                 million to $10 billion.

MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities   Seeks long-term growth of capital by investing,
   Trust                         under normal market conditions, at least 65% of
                                 its assets in common stocks of foreign
                                 companies that are selected for their long-term
                                 growth potential. The Fund may invest in
                                 companies of any size throughout the world. The
                                 Fund normally invests in issuers from at least
                                 three different countries not including the
                                 U.S. The Fund may invest in common stocks of
                                 companies operating in emerging markets.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
   Strategic Value Trust         Seeks capital appreciation by investing, under
                                 normal market conditions, at least 65% of its
                                 net assets in common stocks and related
                                 securities of companies which the subadviser
                                 believes are undervalued in the market relative
                                 to their long term potential.

   Utilities Trust               Seeks capital growth and current income (income
                                 above that available from a portfolio invested
                                 entirely in equity securities) by investing,
                                 under normal market conditions, at least 80% of
                                 the Fund's net assets (plus any borrowings for
                                 investment purposes) in equity and debt
                                 securities of domestic and foreign companies in
                                 the utilities industry.

MERCURY ADVISORS
   Large Cap Value Trust         Seeks long-term growth of capital by investing,
                                 under normal market conditions, primarily in a
                                 diversified portfolio of equity securities of
                                 large cap companies located in the U.S.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust               Seeks to approximate the aggregate total return
                                 of a broad U.S. domestic equity market index by
                                 attempting to track the performance of the S&P
                                 500(1) Composite Stock Price Index.

   Index Allocation Trust        Seeks long-term growth of capital with current
                                 income also a consideration by investing in a
                                 number of other index Funds of John Hancock
                                 Trust.

   Lifestyle Aggressive(3)       Seeks to provide long-term growth of capital
                                 (current income is not a consideration) by
                                 investing 100% of the Lifestyle Trust's assets
                                 in other Funds of the Trust ("Underlying
                                 Portfolios") which invest primarily in equity
                                 securities.

   Lifestyle Balanced(3)         Seeks to provide a balance between a high level
                                 of current income and growth of capital with a
                                 greater emphasis given to capital growth by
                                 investing approximately 40% of the Lifestyle
                                 Trust's assets in Underlying Portfolios which
                                 invest primarily in fixed income securities and
                                 approximately 60% of its assets in Underlying
                                 Portfolios which invest primarily in equity
                                 securities.

   Lifestyle Conservative(3)     Seeks to provide a high level of current income
                                 with some consideration also given to growth of
                                 capital by investing approximately 80% of the
                                 Lifestyle Trust's assets in Underlying
                                 Portfolios which invest primarily in fixed
                                 income securities and approximately 20% of its
                                 assets in Underlying Portfolios which invest
                                 primarily in equity securities.

   Lifestyle Growth(3)           Seeks to provide long-term growth of capital
                                 with consideration also given to current income
                                 by investing approximately 20% of the Lifestyle
                                 Trust's assets in Underlying Portfolios which
                                 invest primarily in fixed income securities and
                                 approximately 80% of its assets in Underlying
                                 Portfolios which invest primarily in equity
                                 securities.

   Lifestyle Moderate(3)         Seeks to provide a balance between a high level
                                 of current income and growth of capital with a
                                 greater emphasis given to current income by
                                 investing approximately 60% of the Lifestyle
                                 Trust's assets in Underlying Portfolios which
                                 invest primarily in fixed income securities and
                                 approximately 40% of its assets in Underlying
                                 Portfolios which invest primarily in equity
                                 securities.

   Mid Cap Index Trust           Seeks to approximate the aggregate total return
                                 of a mid cap U.S. domestic equity market index
                                 by attempting to track the performance of the
                                 S&P(1) Mid Cap 400 Index.

   Money Market Trust            Seeks maximum current income consistent with
                                 preservation of principal and liquidity by
                                 investing in high quality money market
                                 instruments with maturities of 397 days or less
                                 issued primarily by U. S. entities.

   Pacific Rim Trust             Seeks long-term growth of capital by investing
                                 in a diversified portfolio that is comprised
                                 primarily of common stocks and equity-related
                                 securities of corporations domiciled in
                                 countries in the Pacific Rim region

   Quantitative All Cap Trust    Seeks long-term growth of capital by investing,
                                 under normal circumstances, primarily in equity
                                 securities of U.S. companies. The Fund will
                                 generally focus on equity securities of U.S.
                                 companies across the three market
                                 capitalization ranges of large, mid and small.

   Quantitative Mid Cap Trust    Seeks long-term growth of capital by investing,
                                 under normal market conditions, at least 80% of
                                 its total assets (plus any borrowings for
                                 investment purposes) in U.S. mid-cap stocks,
                                 convertible preferred stocks, convertible bonds
                                 and warrants.

   Quantitative Value Trust      Seeks long-term capital appreciation by
                                 investing primarily in large-cap U.S.
                                 securities with the potential for long-term
                                 growth of capital.

   Small Cap Index Trust         Seeks to approximate the aggregate total return
                                 of a small cap U.S. domestic equity market
                                 index by attempting to track the performance of
                                 the Russell 2000(1) Index.

   Total Stock Market Index      Seeks to approximate the aggregate total return
   Trust                         of a broad U.S. domestic equity market index by
                                 attempting to track the performance of the
                                 Wilshire 5000 Equity Index.

MUNDER CAPITAL MANAGEMENT
   Small Cap Opportunities       Seeks long-term capital appreciation by
   Trust                         investing, under normal circumstances, at least
                                 80% of its assets in equity securities of
                                 companies with market capitalizations within
                                 the range of the companies in the Russell
                                 2000(1) Index.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust             Seeks to realize maximum total return,
                                 consistent with preservation of capital and
                                 prudent investment management by investing the
                                 Fund's assets primarily in fixed income
                                 securities denominated in major foreign
                                 currencies, baskets of foreign currencies (such
                                 as the ECU), and the U.S. dollar.

   Real Return Bond Trust        Seeks maximum return, consistent with
                                 preservation of capital and prudent investment
                                 management by investing, under normal market
                                 conditions, at least 80% of its net assets in
                                 inflation-indexed bonds of varying maturities
                                 issued by the U.S. and non-U.S. governments and
                                 by corporations.

   Total Return Trust            Seeks to realize maximum total return,
                                 consistent with preservation of capital and
                                 prudent investment management by investing,
                                 under normal market conditions, at least 65% of
                                 the Fund's assets in a diversified portfolio of
                                 fixed income securities of varying maturities.
                                 The average portfolio duration will normally
                                 vary within a three- to six-year time frame
                                 based on the subadviser's forecast for interest
                                 rates.

PZENA INVESTMENT MANAGEMENT, LLC
   Classic Value Trust           Seeks long-term growth of capital by investing,
                                 under normal market conditions, at least 80% of
                                 its net assets in domestic equity securities.

RCM CAPITAL MANAGEMENT LLC
   Emerging Small Company        Seeks long-term growth of capital by investing,
   Trust                         under normal market conditions, at least 80% of
                                 its net assets (plus any borrowings for
                                 investment purposes) in common stock equity
                                 securities of companies with market
                                 capitalizations that approximately match the
                                 range of capitalization of the Russell 2000
                                 Growth(1) Index ("small cap stocks") at the
                                 time of purchase.

SOVEREIGN ASSET MANAGEMENT LLC
   Active Bond Trust(2)          Seeks income and capital appreciation by
                                 investing at least 80% of its assets in a
                                 diversified mix of debt securities and
                                 instruments.

   Emerging Growth Trust         Seeks superior long-term rates of return
                                 through capital appreciation by investing,
                                 under normal circumstances, primarily in high
                                 quality securities and convertible instruments
                                 of small-cap U.S. companies.

   Strategic Income Trust        Seeks a high level of current income by
                                 investing, under normal market conditions,
                                 primarily in foreign government and corporate
                                 debt securities from developed and emerging
                                 markets; U.S. Government and agency securities;
                                 and U.S. high yield bonds.

SSGA FUNDS MANAGEMENT, INC.
   International Equity Index    Seeks to track the performance of broad-based
   Trust A                       equity indices of foreign companies in
                                 developed and emerging markets by attempting to
                                 track the performance of the MSCI All Country
                                 World ex-US Index(1). (Series I shares are
                                 available for sale to contracts purchased prior
                                 to May 13, 2002; Series II shares are available
                                 for sale to contracts purchased on or after May
                                 13, 2002).

SUSTAINABLE GROWTH ADVISERS, L.P.
   U.S. Global Leaders Growth    Seeks long-term growth of capital by investing,
   Trust                         under normal market conditions, primarily in
                                 common stocks of "U.S. Global Leaders."

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust        Seeks to achieve long-term growth of capital
                                 (current income is a secondary objective) by
                                 investing, under normal market conditions, at
                                 least 80% of the Fund's total assets in the
                                 common stocks of large and medium-sized blue
                                 chip growth companies. Many of the stocks in
                                 the Fund are expected to pay dividends.

   Equity-Income Trust           Seeks to provide substantial dividend income
                                 and also long-term capital appreciation by
                                 investing primarily in dividend-paying common
                                 stocks, particularly of established companies
                                 with favorable prospects for both increasing
                                 dividends and capital appreciation.

   Health Sciences Trust         Seeks long-term capital appreciation by
                                 investing, under normal market conditions, at
                                 least 80% of its net assets (plus any
                                 borrowings for investment purposes) in common
                                 stocks of companies engaged in the research,
                                 development, production, or distribution of
                                 products or services related to health care,
                                 medicine, or the life sciences (collectively
                                 termed "health sciences").

   Science & Technology Trust    Seeks long-term growth of capital by investing,
                                 under normal market condition, at least 80% of
                                 its net assets (plus any borrowings for
                                 investment purposes) in common stocks of
                                 companies expected to benefit from the
                                 development, advancement, and use of science
                                 and technology. Current income is incidental to
                                 the Fund's objective.

   Small Company Value Trust     Seeks long-term growth of capital by investing,
                                 under normal market conditions, primarily in
                                 small companies whose common stocks are
                                 believed to be undervalued. Under normal market
                                 conditions, the Fund will invest at least 80%
                                 of its net assets (plus any borrowings for
                                 investment purposes) in companies with a market
                                 capitalization that do not exceed the maximum
                                 market capitalization of any security in the
                                 Russell 2000(1) Index at the time of purchase.

TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust                  Seeks long-term capital appreciation by
                                 investing, under normal market conditions, at
                                 least 80% of its net assets (plus any
                                 borrowings for investment purposes) in equity
                                 securities of companies located anywhere in the
                                 world, including emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC
   International Small Cap       Seeks capital appreciation by investing
   Trust                         primarily in the common stock of companies
                                 located outside the U.S. which have total stock
                                 market capitalization or annual revenues of
                                 $1.5 billion or less ("small company
                                 securities").

   International Value Trust     Seeks long-term growth of capital by investing,
                                 under normal market conditions, primarily in
                                 equity securities of companies located outside
                                 the U.S., including emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust       Seeks total return, consisting of long-term
                                 capital appreciation and current income, by
                                 investing in equity and fixed income securities
                                 of issuers located within and outside the U.S.

   Large Cap Trust               Seeks to maximize total return, consisting of
                                 capital appreciation and current income by
                                 investing, under normal circumstances, at least
                                 80% of its net assets (plus borrowings for
                                 investment purposes, if any) in equity
                                 securities of U.S. large capitalization
                                 companies.

VAN KAMPEN
   Value Trust                   Seeks to realize an above-average total return
                                 over a market cycle of three to five years,
                                 consistent with reasonable risk, by investing
                                 primarily in equity securities of companies
                                 with capitalizations similar to the market
                                 capitalization of companies in the Russell
                                 Midcap Value(1) Index.

WELLINGTON MANAGEMENT COMPANY, LLP
   Investment Quality Bond       Seeks a high level of current income consistent
   Trust                         with the maintenance of principal and
                                 liquidity, by investing in a diversified
                                 portfolio of investment grade bonds and tends
                                 to focus its investment on corporate bonds and
                                 U.S. Government bonds with intermediate to
                                 longer term maturities. The Fund may also
                                 invest up to 20% of its assets in
                                 non-investment grade fixed income securities.

   Mid Cap Stock Trust           Seeks long-term growth of capital by investing
                                 primarily in equity securities of mid-size
                                 companies with significant capital appreciation
                                 potential.

   Natural Resources Trust       Seeks long-term total return by investing,
                                 under normal market conditions, primarily in
                                 equity and equity-related securities of natural
                                 resource-related companies worldwide.

   Small Cap Growth Trust        Seeks long-term capital appreciation by
                                 investing, under normal market conditions,
                                 primarily in small-cap companies that are
                                 believed to offer above average potential for
                                 growth in revenues and earnings.

   Small Cap Value Trust         Seeks long-term capital appreciation by
                                 investing, under normal market conditions, at
                                 least 80% of its assets in small-cap companies
                                 that are believed to be undervalued by various
                                 measures and offer good prospects for capital
                                 appreciation.

WELLS FARGO FUND MANAGEMENT, LLC
   Core Bond Trust               Seeks total return consisting of income and
                                 capital appreciation by investing, under normal
                                 market conditions, in a broad range of
                                 investment-grade debt securities. The
                                 subadviser invests in debt securities that the
                                 subadviser believes offer attractive yields and
                                 are undervalued relative to issues of similar
                                 credit quality and interest rate sensitivity.
                                 From time to time, the Fund may also invest in
                                 unrated bonds that the subadviser believes are
                                 comparable to investment-grade debt securities.
                                 Under normal circumstances, the subadviser
                                 expects to maintain an overall effective
                                 duration range between 4 and 5 1/2 years.

   U.S. High Yield Bond Trust    Seeks total return with a high level of current
                                 income by investing, under normal market
                                 conditions, primarily in below investment-grade
                                 debt securities (sometimes referred to as "junk
                                 bonds" or high yield securities). The Fund also
                                 invests in corporate debt securities and may
                                 buy preferred and other convertible securities
                                 and bank loans.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust              Seeks to realize an above-average total return
                                 over a market cycle of three to five years,
                                 consistent with reasonable risk, by investing
                                 primarily in high yield debt securities,
                                 including corporate bonds and other
                                 fixed-income securities.

   Special Value Trust           Seeks long-term capital growth by investing,
                                 under normal circumstances, at least 80% of its
                                 net assets in common stocks and other equity
                                 securities of companies whose market
                                 capitalization at the time of investment is no
                                 greater than the market capitalization of
                                 companies in the Russell 2000 Value(1) Index.

   Strategic Bond Trust          Seeks a high level of total return consistent
                                 with preservation of capital by giving its
                                 subadviser broad discretion to deploy the
                                 Fund's assets among certain segments of the
                                 fixed income market as the subadviser believes
                                 will best contribute to achievement of the
                                 Fund's investment objective.

   U.S. Government Securities    Seeks a high level of current income consistent
   Trust                         with preservation of capital and maintenance of
                                 liquidity, by investing in debt obligations and
                                 mortgage-backed securities issued or guaranteed
                                 by the U.S. Government, its agencies or
                                 instrumentalities and derivative securities
                                 such as collateralized mortgage obligations
                                 backed by such securities.

                         PIMCO VARIABLE INSURANCE TRUST

PACIFIC INVESTMENT MANAGEMENT COMPANY
   PIMCO VIT All Asset           The Fund invests primarily in a diversified mix
   Portfolio                     of: (a) common stocks of large and mid sized
                                 U.S. companies, and (b) bonds with an overall
                                 intermediate term average maturity.

(1) "Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 3000(R)" and "Russell Midcap(R)" are trademarks OF Frank Russell Company. "Dow Jones Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability oF investing in the Trust.

(2) The Active Bond Trust is subadvised by Declaration Management & Research LLC and Sovereign Asset Management LLC.

(3) Deutsche Asset Management Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited for the Lifestyle Funds.

VOTING INTEREST

You instruct us how to vote Fund shares.

We will vote Fund shares held in the Separate Account at any Fund shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Fund shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Fund shares that we hold (including our own shares and those we hold in the Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Fund for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Fund shares are held by the net asset value per share of that Fund.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Fund for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Fund shares are held by the net asset value per share of that Fund. Generally, the number of votes tends to decrease as annuity benefit payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity benefit payments. We will determine the number of Fund shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                           Description of the Contract

ELIGIBLE PLANS

The Contract may be issued to fund plans qualifying for special income tax treatment under the Code such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10"and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "Qualified Retirement Plans"). The Contract is also designed so that it may be used with Non-Qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

ELIGIBLE GROUPS

Usually, a group certificate will be issued. An individual Contract is intended for use where a group contract is not available. Group contracts have been issued to the Venture Trust as group holder for groups consisting of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors, LLC, the principal underwriter of the Contracts.

An eligible member of a group to which a group contract has been issued may become an Owner under the Contract, or a person may purchase an individual Contract, where available, by submitting a completed application and a minimum Purchase Payment. A certificate summarizing the rights and benefits of the Owner under the group contract, or an individual Contract, may be issued to an applicant acceptable to us. We reserve the right to decline to issue a certificate or Contract to any person in our sole discretion. All rights and privileges under a group contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. Provisions of any plan in connection with which the Contract was issued may restrict an Owner's ability to exercise contractual rights and privileges.

ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and subsequent Purchase Payments.

Purchase Payments

You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $25,000. Subsequent Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the payment.

We may reduce or eliminate the minimum initial Purchase Payment requirement, upon your request, in the following circumstances:

- You purchase your Contract through a 1035 exchange or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to John Hancock USA's receipt of such 1035 monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions;

- You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000;

- You and your spouse each purchase at least one new Contract AND the average initial Purchase Payment for the new Contract(s) is equal to or greater than $50,000;

- You purchase multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years in which no Purchase Payments have been made, if both:

- the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

-    the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "Federal Tax Matters").

Purchase Payments are allocated among the Investment Options in accordance with the percentages you designate. You may change the allocation of subsequent Purchase Payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described below).

For information relating to the minimum initial Purchase Payment under prior Contracts, see Appendix B.

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit subsequent Purchase Payments on the Business Day they are received at our Annuities Service Center.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Fund.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account at $10 or $12.50 on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying
(i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Fund determines the net asset value of its shares.

We will use a Fund share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

- your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) for that Business Day, or

- we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one valuation period to the next. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Sub-Account for any valuation period is determined by dividing
(a) by (b) and subtracting (c) from the result:

Where (a) is:

- the net asset value per share of a Fund share held in the Sub-Account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a Fund share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account Annual Expenses. See Appendix B for the mortality and Expense risk fees for prior Contracts.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone And Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we will transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a variable Investment option's underlying fund to increased fund transaction costs and/or disrupt the fund manager's ability to effectively manage a fund in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a Fund are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging Program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Funds and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

-    restricting the number of transfers made during a defined period;

-    restricting the dollar amount of transfers;

- restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

-    restricting transfers into and out of certain Sub-Account(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

-    Any loss or theft of your password; or

-    Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on any Valuation Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing Programs.

Special Transfer Services-Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") Program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA Program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA Programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA Program.

The DCA Program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA Program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA Program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA Program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA Program, you may elect to participate in the Program on the appropriate application or you may obtain a separate authorization form and full information concerning the Program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA Program.

Special Transfer Services-Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Funds. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Funds. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment Programs, such as the DCA Program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other Programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the Program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

We will permit asset rebalancing only on the following time schedules:

- quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day),

- semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days), or

- annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions". For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center less any Unpaid Loans, and the Contract will be canceled. In the case of a partial withdrawal, we will pay the amount requested and cancel that number of accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option. If you do not specify the Investment Options from which a partial withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Option Investment Options. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "Fixed Investment Options".

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we will treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we will treat the partial withdrawal as a total withdrawal of the Contract Value.

The amount of any withdrawal from the Variable Investment Options will be paid promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

- the New York Stock Exchange is closed (other than customary weekend and holiday closings),

-    trading on the New York Stock Exchange is restricted,

- an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets, or

- the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see "Federal Tax Matters" below). Withdrawals are permitted from Contracts or certificates issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix A: "Qualified Plan Types" below).

You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. The total of IP withdrawals in a Contract Year is limited to not more than 20% of the Purchase Payments made. If additional withdrawals, outside the IP Program, are taken from a Contract in the same Contract Year in which an IP Program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the dollar cost averaging Program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax (see "Federal Tax Matters"). If you are interested in an IP, you may obtain a separate authorization form and full information concerning the Program and its restrictions from your securities dealer or our Annuities Service Center. There is no charge for participation in the IP Program.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

IN GENERAL. The following discussion applies principally to Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts". Tax law requirements applicable to Qualified Plans, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is to be used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding the suitability of the Contract for the situation involved and the requirements governing the distribution of benefits, including death benefits, from a Contract used in the plan.

AMOUNT OF DEATH BENEFIT. If any Contract Owner dies during the Accumulation Period, the death benefit will be the greater of the Contract Value or the minimum death benefit. The minimum death benefit is equal to the sum of all Purchase Payments made by or on behalf of you minus a reduction for any partial withdrawals made by or on behalf of you. The amount of the reduction is the greater of:

-    the amount of the partial withdrawal; or

- the amount obtained by multiplying the minimum death benefit prior to the withdrawal by the ratio of the partial withdrawal to the Contract Value prior to the withdrawal.

Partial withdrawals include amounts applied under an Annuity Option under the Contract. If you have any Debt under the Contract, the death benefit otherwise payable is reduced by such Debt.

The determination of the death benefit will be made on the date written notice and proof of death, as well as all required claims forms from all beneficiaries, are received at our Annuities Service Center. No person is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

-    a certified copy of a death certificate; or

- a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

-    any other proof satisfactory to us.

PAYMENT OF DEATH BENEFIT. We will pay the death benefit to the Beneficiary if any Contract Owner dies before the Maturity Date.

The death benefit may be taken in the form of a lump sum immediately. If not taken immediately, the Contract will continue subject to the following:

-    The Beneficiary will become the Owner.

- Any excess of the death benefit over the Contract Value will be allocated to the Investment Accounts in proportion to their relative values on the date of receipt at our Annuities Service Center of due proof of the Owner's death.

-    No additional Purchase Payments may be made.

- If the deceased Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract and all Purchase Payments and all Purchase Payments and withdrawals made prior to the death of the first Owner will be ignored.

- If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below under "Annuity Options", which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. If the distribution is not made as an annuity, upon the death of the Beneficiary, the death benefit will equal the Contract Value and must be distributed immediately in a single sum.

- Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

Death benefits will be paid within seven days of the date the amount of the death benefit is determined, as described above, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above).


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

A substitution or addition of any Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in Ownership or if Ownership is transferred to the Owner's spouse.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if you choose not to restrict death benefits under the Contract. If you impose restrictions, those restrictions will govern the payment of the death benefit.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity benefit payments from us.

General

Generally, we will begin paying annuity benefits to the Annuitant under the Contract on the Contract's Maturity Date (the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you change that date. If no date is specified, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary. You may specify a different Maturity Date at any time by written request at least one month before both the previously specified and the new Maturity Date. The new Maturity Date may not be later than the previously specified Maturity Date unless we consent. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "Federal Tax Matters"). Distributions from Qualified Contracts may be required before the Maturity Date.

You may select the frequency of annuity benefit payments. However, if the Contract Value at the Maturity Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Maturity Date.

Annuity Options

Annuity benefit payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, a Fixed Annuity option in the form of a life annuity with payments guaranteed for 10 years as described below. Annuity benefit payments will be determined based on the Investment Account Value of each Investment Option at the Maturity Date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts including Contracts used in connection with IRAs. Thus, for example, in the case of Contracts or certificates issued as IRAs, the co-Annuitant referred to in options 2(a) and 2(b) must be your spouse, the life expectancy of the Annuitant in option 1(b) and of the joint Annuitants in option 2(b) must be at least ten years, and options 3, 4, and 5 are available only with our consent.

The following Annuity Options are guaranteed in the Contract. Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. Annuities with payments guaranteed for a certain number of years may also be elected but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

     OPTION 1(A): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

     OPTION 1(B): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because payments are guaranteed for 10 years, annuity benefit payments will be made to the end of such period if the Annuitant dies prior to the end of the tenth year.

     OPTION 2(A): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that any minimum number of payments will be made, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.


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

     OPTION 2(B): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because payments are guaranteed for 10 years, annuity benefit payments will be made to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

In addition to the foregoing Annuity Options (which we are contractually obligated to offer at all times), we currently offer the following Annuity Options. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

     OPTION 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because payments are guaranteed for the specific number of years, annuity benefit payments will be made to the end of the last year of the 5, 15 or 20 year period.

     OPTION 4: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because there is no guarantee that any minimum number of payments will be made, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

     OPTION 5: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity benefit payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for Surrender.

If you elect to take the entire Commuted Value of the remaining annuity benefit payments due in the Period Certain, no future annuity benefit payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. Partial Surrenders are permitted after the Pay-out Period has begun, only if you have selected variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined on the day we receive your written request for Surrender.

If you elect to take only the Commuted Value of some of the remaining annuity benefit payments due in the Period Certain, we will reduce the Remaining annuity benefit payments during the remaining period certain

Determination of Amount of the First Variable Annuity Benefit Payment

The first Variable Annuity benefit payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. The amount of the Contract Value will be determined as of a date not more than ten Business Days prior to the Maturity Date. Contract Value used to determine annuity benefit payments will be reduced by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, for Contracts issued in connection with certain employer-sponsored retirement plans sex-distinct tables may not be used. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity benefit payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments

Variable Annuity benefit payments subsequent to the first will be based on the investment performance of the Variable Investment Options selected during the Pay-out Period. The amount of subsequent payments is determined by dividing the amount of the first annuity benefit payment from each Variable Investment Option by the Annuity Unit value of that Variable Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Variable Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity benefit payment is due, and the resulting amounts for each Variable Investment Option are then totaled to arrive at the amount of the payment to be made. The number of Annuity Units generally remains constant during the annuity benefit payment period.

The value of an Annuity Unit for each Sub-Account for any valuation period is determined by multiplying the Annuity Unit value for the immediately preceding valuation period by the net investment factor for that Sub-Account (see "Net Investment Factor" above) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.


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

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity benefit payments have begun, you may transfer all or part of the investment upon which those payments are based from one Variable Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS before the due date of the first annuity benefit payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Variable Investment Option to which the transfer is made, so that the next annuity benefit payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the Annuity Units for the new Variable Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity benefit payments have commenced, no transfers may be made from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. Any remaining payments will be made at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

The Owner may cancel the Contract or certificate by returning it to our Annuities Service Center or agent at any time within ten days after receiving it or such other period as required by law. Within seven days of receiving a returned Contract or certificate, we will pay the Owner, the Contract Value less any Debt, computed at the end of the valuation period during which we receive the returned Contract.

No charge is imposed upon return of the Contract within the ten-day right to review period. The ten-day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under the Code Sections 408 and 408A, during the first seven days of the ten-day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Fund), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.


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

You are entitled to exercise all rights under the Contract. In the case of a group contract, you are entitled to exercise all rights under your certificate not reserved to the group holder.

Ownership

In the case of a group annuity contract, the Contract is owned by the group holder; however, all Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interest as specified in his or her certificate. Prior to the Maturity Date, the Owner is the person designated in the Contract or certificate specifications page or as subsequently named. On and after the Maturity Date, the Annuitant is the Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Owner.

In the case of Non-Qualified Contracts, the Owner's interest in a Contract may be changed, or a certificate or individual Contract may be collaterally assigned, at any time prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Ownership of a group contract may be assigned at any time by the group holder. Changing the Ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such (see "Federal Tax Matters"). An addition or substitution of any Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating such value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

Any change of Ownership or assignment must be made in writing. We must approve any change. Any assignment and any change, if approved, will be effective as of the date we receive the request at our Annuities Service Center. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, Ownership of the Contract or an Owner's interest in the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under
Section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. Subject to the foregoing, an Owner's interest in a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity benefit payments involving life contingencies. The Annuitant is entitled to receive all annuity benefit payments under the Contract. If the Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. Any change of Annuitant must be made in writing in a form acceptable to us. We must approve any change.

On the death of the Annuitant prior to the Maturity Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract or certificate specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, that person will be treated as the Beneficiary. The Beneficiary may be changed subject to the rights of any irrevocable Beneficiary. Any change must be made in writing, approved by us, and (if approved) will be effective as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts or certificates, Treasury Department regulations may limit designations of beneficiaries.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity purchase rates and the market value charge as to any certificates issued after the effective date of the modification.

Discontinuance of New Owners

In the case of group contracts, on thirty days' notice to the group holder, we may limit or discontinue acceptance of new applications and the issuance of new certificates.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity benefit payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and our General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor our General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and the General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA Program (see "Special Transfer Services-Dollar Cost Averaging" for details). However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

If you purchased a Contract between May 1, 2000 and October 7, 2002, you may have elected a one-year Fixed Investment Option. You may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased a Contract on or after October 7, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.

For Fixed Investment Options available with our prior Contracts issued from May 1998 - May 2000, please see Appendix B. Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA Program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Maturity Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Maturity Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals".

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).


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

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. See Appendix A "Qualified Plan Types".

LOANS. We offer a loan privilege only to owners of Contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Loans." (See "Federal Tax Matters").

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                             Charges and Deductions

Charges and deductions under the Contracts are assessed against Purchase Payments, Contract Values or annuity benefit payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the Fund prospectuses.

For information on certain charges and deductions under prior Contracts, see Appendix B.

ASSET-BASED CHARGES

We deduct asset-based charges totaling 0.45% on an annual basis for administration, and mortality and expense risks.

Daily Administration Fees

Fees may be deducted under a Contract to compensate us for our costs of providing all administrative services attributable to the Contracts and the operations of the Separate Account.

A daily charge in an amount equal to 0.15% of the value of each Variable Investment Option on an annual basis is deducted from each Sub-Account as an administration fee. This asset-based administration fee will not be deducted from the Fixed Investment Option Investment Option. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Because this portion of the administrative fee is a percentage of assets rather than a flat amount, larger Contract Values will in effect pay a higher proportion of this portion of the administrative expense than smaller Contract Values.

Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees as to any outstanding individual Contracts or any certificates under group contracts issued prior to the effective date of the modification of those fees.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity rates incorporated into the Contract which cannot be changed in the case of individual Contracts or with respect to existing certificates in the case of group contracts. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity benefit payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 0.30% of the value of the Variable Investment Options on an annual basis. The charge will be reflected in your Contract Value as a proportionate reduction in the value of each Variable Investment Option. The rate of the mortality and expense risks charge cannot be increased under an individual Contract. The rate can be increased under a group contract, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

The amount of the charges and deductions may be reduced or eliminated for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

- The size and type of group to which sales are to be made will be considered. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

- The total amount of Purchase Payments to be received will be considered. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

- The nature of the group or class for which the Contracts are being purchased will be considered including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

- Any prior or existing relationship with us will be considered. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

- The level of commissions paid to selling broker-dealers will be considered. Certain broker-dealers may offer the Contract in connection with financial planning Programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. The withdrawal charge will be eliminated when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of us or of Manulife, the John Hancock Trust or any of their affiliates. In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                                PREMIUM TAX RATE

STATE OR TERRITORY   QUALIFIED CONTRACTS   NON-QUALIFIED CONTRACTS
------------------   -------------------   -----------------------
CA                          0.50%                  2.35%
GUAM                        4.00%                  4.00%
ME(A)                       0.00%                  2.00%
NV                          0.00%                  3.50%
PR                          3.00%                  3.00%
SD(A)                       0.00%                  1.25%(B)
WV                          1.00%                  1.00%
WY                          0.00%                  1.00%

(A)  We pay premium tax upon receipt of Purchase Payment.

(B)  0.80% on Purchase Payments in excess of $500,000.

                               Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, our operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, we are not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce our Federal income taxes. For example, we may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. Our use of these tax credits and deductions will not adversely affect or benefit the Separate Account. We do not anticipate that we will be taxed on the income and gains of the Separate Account in the future, but if we are, we may impose a corresponding charge against the Separate Account.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or the Separate Account. Currently, we do not anticipate making a charge of such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

NON-QUALIFIED CONTRACTS
(Contracts Not Purchased to Fund a Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment from your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

- if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

- if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

- If distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

- if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

- if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

-    received on or after the date on which the Contract Owner reaches age 59
     1/2;

- attributable to the Contract Owner becoming disabled (as defined in the tax law);

- made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

- made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

-    made under a single-premium immediate annuity contract; or

- made with respect to certain annuities issued in connection with structured settlement agreements.

Puerto Rico Non-Qualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a tax adviser before purchasing an annuity contract.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the Owner of a variable annuity contract may be considered the Owner, for federal income tax purposes, of the assets of the Separate Account used to support the Contract. In those circumstances, income and gains from the Separate Account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable Contract Owner will be considered the Owner of Separate Account assets if the Contract Owner possesses incidents of Ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the Owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Fund will be able to operate as currently described in its prospectus, or that a Fund will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)

The Contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix A of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

-    received on or after the date on which the Contract Owner reaches age 59
     1/2;

- received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

- made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend it as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Tax-Free Rollovers

If permitted under your plan, you may make a tax-free rollover from:

-    a traditional IRA to another traditional IRA;

- a traditional IRA to another Qualified Plan, including a Section 403(b) plan;

- any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA;

- any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another Qualified Plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions;

- a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization (by means of a direct trustee-to-trustee transfer only); and

- a traditional IRA to a Roth IRA, subject to special withholding restrictions discussed below.

In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan.

WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS. If a Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, any eligible rollover distribution from the Contract will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to a Qualified Plan. Before you receive an eligible rollover distribution, we will provide a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, IRS regulations, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                                 General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a Variable Annuity contract issued under the ORP only upon:

- termination of employment in the Texas public institutions of higher education;

-    retirement;

-    death; or

-    the participant's attainment of age 70 1/2.

Accordingly, before any amounts may be distributed from the Contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

Since the Contracts are designed primarily as funding vehicles for "asset based fee arrangements" offered by brokerage firms which may charge an additional fee for their services, no compensation is paid to selling brokers for sales of the Contract.

CONFIRMATION STATEMENTS

You will be sent confirmation statements for certain transactions in your Investment Account. You should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to our Company's Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management Program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

                        Appendix A: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement Program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit. The presence of this benefit may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

-    made after the Owner attains age 59 1/2;

-    made after the Owner's death;

-    attributable to the Owner being disabled; or

- a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA. A Roth IRA, however, may not accept rollover contributions from other Qualified Plans, except (and only to the extent) that you can attribute designated Roth contributions to the rollover.

If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the Contract in connection with a Roth IRA, you should seek independent tax advice.

Conversion to a Roth IRA

You can convert a traditional IRA to a Roth IRA, unless:

-    you have adjusted gross income over $100,000; or

-    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA. Employers intending to use the Contract in connection with such plans should seek independent tax advice.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed both aggregate Purchase Payments and Contract Value under the incidental death benefit rules. It is possible that the death benefit could result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

- contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

-    earnings on those contributions; and

- earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)

PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(A)

In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "Owner-employee".

Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the Contract" (as defined in the Code), if any. In general, an employee's "investment in the Contract" equals the aggregate amount of after tax premium payments made by the employee.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. (In the case of an employee who is a 5-percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the year in which the employee reaches age 70 1/2.)

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed both aggregate Purchase Payments and Contract Value. It is possible that the presence of the death benefit could result in currently taxable income to the participant under the incidental death benefit rules. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the following:

- it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency); and

- all compensation deferred under the plan must remain solely the employer's property, subject to the claims of the employer's creditors.

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                           Appendix B: Prior Contracts

We have a class of variable annuity Contracts which is no longer being issued, but under which Purchase Payments may continue to be made ("prior Contacts"). Prior Contracts were sold from March, 1998 until May 1, 2000.

The prior Contracts were designed as funding vehicles for amounts that are "rolled over" from employee benefit plans. The Contracts serve primarily as Individual Retirement Annuities under Section 408 of the Code although they were also used to fund other plans qualifying for special income tax treatment under the Code or plans not entitled to such special income tax treatment under the Code.

The principal differences between the Contract offered by this Prospectus and the prior Contracts relate to:

-    the availability of additional Fixed Investment Options under prior
     Contracts;

-    the minimum initial Purchase Payment; and

-    certain charges made by us.

FIXED INVESTMENT OPTIONS.

Availability. Under the prior Contracts there were five Fixed Investment
Options: one, three, five and seven year Fixed Investment Options and a DCA Fixed Investment Option.

Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option (see "Special Transfer Services-Dollar Cost Averaging Program" for details). New Purchase Payments under the prior Contracts may not be allocated to the 1 or 3 year Fixed Investment Options on or after October 7, 2002, but transfers from the Variable Investment Options will be permitted. In addition, new Purchase Payments under the prior Contracts may not be allocated to the 5 or 7 year Fixed Investment Options on or after December 20, 2002, but transfers from the Variable Investment Options will be permitted.

Renewals. Under the prior contracts, at the end of a guarantee period, you may establish a new investment account with the same guarantee period at the then current interest rate, select a different fixed account investment option or transfer the amounts to a variable account investment option, all without the imposition of any charge. You may not select a guarantee period that would extend beyond the maturity date. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.

If you do not specify the renewal option desired, we will select the same guarantee period as has just expired, so long as such period does not extend beyond the maturity date. In the event a renewal would extend beyond the maturity date, we will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the maturity date in which case we will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.

Market Value Charge. Under the prior Contracts, any amount withdrawn, transferred or borrowed from a Fixed Investment Option prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the maturity date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below. In the case of group contracts we reserve the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

The adjustment factor is determined by the following formula: 0.75x(B-A)xC/12 where:

     A-   The guaranteed interest rate on the investment account.

     B- The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.

     C- The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Options in the following situations:

-    death of the owner;

-    amounts withdrawn to pay fees or charges;

- amounts applied at the maturity date to purchase an annuity at the guaranteed rates provided in the Contract;

- amounts withdrawn from investment accounts within one month prior to the end of the guarantee period;

-    amounts withdrawn from a one-year Fixed Investment Option;

- amounts withdrawn in any Contract year that do not exceed 10% of (i) total purchase payments less (ii) any prior partial withdrawals in that Contract year.

Notwithstanding application of the foregoing formula, in no event will the market value charge

- be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an investment account exceed an annual rate of 3%;

-    be greater than 10% of the amount transferred or withdrawn; or

- reduce the amount payable on withdrawal or transfer below the amount required under the non forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract owner receiving total withdrawal proceeds of less than the Contract owner's purchase payments.

Withdrawals. Under the prior Contracts, the market value charge described above may apply to withdrawals from any Fixed Investment Option, except for a one year Fixed Investment Option. In the event a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the investment account and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining investment account value.

If you request a partial withdrawal in excess of your amount in the variable account investment options and do not specify the fixed account investment options from which the withdrawal is to be made, such withdrawal will be made from your investment options beginning with the shortest guarantee period. Within such sequence, where there are multiple investment accounts within a fixed account investment option, withdrawals will be made on a first-in-first-out basis.

Loans. We offer a loan privilege only to owners of contracts or certificates issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a contract, you may borrow from us, using your contract as the only security for the loan, in the same manner and subject to the same limitations as set forth under "LOANS." The market value charge described above may apply to amounts transferred from the Fixed Investment Options to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred.

Dollar Cost Averaging ("DCA"). If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any variable account investment option, the one year fixed account investment option, or the DCA fixed account investment option to other variable account investment option until the amount in the investment option from which the transfer is made is exhausted. Under the prior contracts, in states where available, a special DCA fixed account investment option may be established under the DCA Program to make automatic transfers. Only purchase payments (and not existing contract values) may be allocated to the DCA fixed account investment option. The DCA fixed account investment option is not available under the contract described in the prospectus.

INITIAL PURCHASE PAYMENT. The minimum initial purchase payment was $3,500 under the prior contracts.

CERTAIN CHARGES AND DEDUCTIONS. Certain charges and deductions under prior contracts differ from the charges and deductions under the contract described in the prospectus.

Annual Administration Fee. For prior contracts, the annual administration fee is $30, and we will waive this fee if, during the accumulation period, the contract value is equal to or greater than $99,000 at the time of assessment of the fee.

A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is deducted from each sub-account as an administration fee under both the contract described in this prospectus and the prior contracts.

Mortality and Expense Risks Charge. Under the contract described in the prospectus, the mortality and expense risks charge which we assess is 0.30%. Under the prior contracts, this charge was 0.85% until May 1, 2000, at which time it was lowered to 0.30%.

We summarize the expenses for the prior Contracts in the table below:

ANNUAL ADMINISTRATION FEE                                                            $  30(A)
SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)   Mortality and expense risks fee          0.30%(B)
                                             Administration fee                       0.15%
                                             Total Separate Account Annual Expense    0.45%(C)

(A) The $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all investment accounts is greater than or equal to $99,000.

(B)  0.85% of average account value prior to May 1, 2000

(C)  1.00% of average account value prior to May 1, 2000

                  Appendix U: Table of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of accumulation units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Fund (including dividends and distributions made by that Fund), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

       JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

             ACCUMULATION UNIT VALUES- STRATEGY VARIABLE ANNUITY

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
500 INDEX TRUST - SERIES I SHARES  (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year  $10.606250 $ 9.662834 $ 7.582718 $ 9.831721 $11.270447 $12.500000         --         --       --       --
  Value at End of Year   11.011398  10.606250   9.662834   7.582718   9.831721  11.270447         --         --       --       --
          No. of Units         282         --      1,752      1,752      1,752         --         --         --       --       --

ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year   12.500000         --         --         --         --         --         --         --       --       --
  Value at End of Year   12.647791         --         --         --         --         --         --         --       --       --
          No. of Units       1,098         --         --         --         --         --         --         --       --       --

ACTIVE BOND TRUST - SERIES I SHARES  (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year   12.500000         --         --         --         --         --         --         --       --       --
  Value at End of Year   12.660815         --         --         --         --         --         --         --       --       --
          No. of Units         535         --         --         --         --         --         --         --       --       --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year          --  11.889081   8.921003  11.942407  16.207424  15.834780  12.027610  12.500000       --       --
  Value at End of Year          --  12.931761  11.889081   8.921003  11.942407  16.207424  15.834780  12.027610       --       --
          No. of Units          --        196        284      4,912     11,256     17,003        325        216       --       --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   11.843025  10.226699   7.809394  10.492183  13.403429  18.549262  13.655376  12.500000       --       --
  Value at End of Year   12.860423  11.843025  10.226699   7.809394  10.492183  13.403429  18.549262  13.655376       --       --
          No. of Units       2,976         --      3,294      3,299      5,774      5,743      6,215        521       --       --

ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   13.756777  12.972733  10.083098  13.398914  17.657078  19.917321  13.903872  12.500000       --       --
  Value at End of Year   14.926437  13.756777  12.972733  10.083098  13.398914  17.657078  19.917321  13.903872       --       --
          No. of Units       3,807        883      5,157      5,166      5,533      3,032      3,240      3,648       --       --

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year          --  12.442718   9.033519  12.574149  12.500000         --         --         --       --       --
  Value at End of Year          --  14.363222  12.442718   9.033519  12.574149         --         --         --       --       --
          No. of Units          --         --         --      2,318         --         --         --         --       --       --

AMERICAN BLUE-CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year   12.500000         --         --         --         --         --         --         --       --       --
  Value at End of Year   17.759478         --         --         --         --         --         --         --       --       --
          No. of Units         177         --         --         --         --         --         --         --       --       --

AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year   17.117467  16.610885  12.500000         --         --         --         --         --       --       --
  Value at End of Year   19.697204  17.117467  16.610885         --         --         --         --         --       --       --
          No. of Units         871      2,991      2,757         --         --         --         --         --       --       --

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year   16.929780  15.484195  12.500000         --         --         --         --         --       --       --
  Value at End of Year   17.744905  16.929780  15.484195         --         --         --         --         --       --       --
          No. of Units         859        859         --         --         --         --         --         --       --       --

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year  $19.635294 $15.364552 $12.500000         --         --         --         --         --       --       --
  Value at End of Year   23.626235  19.635294  15.364552         --         --         --         --         --       --       --
          No. of Units         790      1,211         --         --         --         --         --         --       --       --

BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   14.436882  13.300510  10.343348  13.717702  16.137290  16.700133  14.123586  12.500000       --       --
  Value at End of Year   15.176602  14.436882  13.300510  10.343348  13.717702  16.137290  16.700133  14.123586       --       --
          No. of Units       8,048      1,077     13,103     10,290      9,558     13,247     10,829      8,341       --       --

CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year          --   7.926177   6.149660   8.903110  10.962135  12.500000         --         --       --       --
  Value at End of Year          --   8.626549   7.926177   6.149660   8.903110  10.962135         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year          --  12.500000         --         --         --         --         --         --       --       --
  Value at End of Year          --  13.855191         --         --         --         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year          --  12.500000         --         --         --         --         --         --       --       --
  Value at End of Year          --  14.167683         --         --         --         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES I SHARES  (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year          --  17.109818  16.430511  15.337803  14.387750  13.123588  13.161158  12.500000       --       --
  Value at End of Year          --  17.688961  17.109818  16.430511  15.337803  14.387750  13.123588  13.161158       --       --
          No. of Units          --        369        348        316        729          6        544        140       --       --

DYNAMIC GROWTH TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year          --   4.335841   3.375416   4.733016   7.956456  12.500000         --         --       --       --
  Value at End of Year          --   4.747960   4.335841   3.375416   4.733016   7.956456         --         --       --       --
          No. of Units          --      1,259      6,799      1,259      1,275      1,259         --         --       --       --

EMERGING GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year   17.290406  16.286591  12.500000         --         --         --         --         --       --       --
  Value at End of Year   18.483025  17.290406  16.286591         --         --         --         --         --       --       --
          No. of Units       4,575         --      3,572         --         --         --         --         --       --       --

EMERGING SMALL COMPANY TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   15.573354  14.027696  10.084415  14.308293  18.484616  19.436616  11.312902  12.500000       --       --
  Value at End of Year   16.285592  15.573354  14.027696  10.084415  14.308293  18.484616  19.436616  11.312902       --       --
          No. of Units           8         --         84      3,770      5,431      5,716      1,703      6,458       --       --

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year   12.500000         --         --         --         --         --         --         --       --       --
  Value at End of Year   15.430517         --         --         --         --         --         --         --       --       --

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
          No. of Units         920         --         --         --         --         --         --         --       --       --

EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   17.819150  15.590633  12.471491  14.446503  14.327119  12.759601  12.464044  12.500000       --       --
  Value at End of Year   18.435062  17.819150  15.590633  12.471491  14.446503  14.327119  12.759601  12.464044       --       --
          No. of Units      20,421         --     21,459     21,640     25,366     25,293     27,275     27,051       --       --

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year          -- $12.608019 $ 9.481123 $11.598060 $12.500000         --         --         --       --       --
  Value at End of Year          --  13.853969  12.608019   9.481123  11.598060         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year   14.033624  12.609175   9.755458  11.694569  12.500000         --         --         --       --       --
  Value at End of Year   15.206104  14.033624  12.609175   9.755458  11.694569         --         --         --       --       --
          No. of Units       1,950      1,950      3,427      3,427      2,181         --         --         --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES I SHARES  (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year   11.232795  10.009257   7.952792  10.402759  12.064740  12.500000         --         --       --       --
  Value at End of Year   11.876298  11.232795  10.009257   7.952792  10.402759  12.064740         --         --       --       --
          No. of Units       1,409      2,137      2,171      2,125        846        928         --         --       --       --

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   18.424713  16.788281  14.614053  12.220839  12.212091  12.085889  13.080198  12.500000       --       --
  Value at End of Year   17.142345  18.424713  16.788281  14.614053  12.220839  12.212091  12.085889  13.080198       --       --
          No. of Units         846        813      1,825      1,820        420         --         --         --       --       --

GLOBAL TRUST (FORMERLY, GLOBAL EQUITY TRUST) - SERIES I SHARES  (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   13.605597  11.909879   9.386197  11.655792  13.953918  12.516028  12.195410  12.500000       --       --
  Value at End of Year   14.996694  13.605597  11.909879   9.386197  11.655792  13.953918  12.516028  12.195410       --       --
          No. of Units         346        185        368        395        749        299        553        673       --       --

GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS TRUST EFF 4-29-05) -SERIES II SHARES (units first credited 8-04-2003)
Contracts with no Optional Benefits
Value at Start of Year          --  13.983394  12.500000         --         --         --         --         --       --       --
  Value at End of Year          --  14.171708  13.983394         --         --         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

GROWTH & INCOME TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   13.478429  12.680561  10.062499  13.358356  15.124927  16.387611  13.924321  12.500000       --       --
  Value at End of Year   13.690534  13.478429  12.680561  10.062499  13.358356  15.124927  16.387611  13.924321       --       --
          No. of Units       2,829      2,693      8,201      8,145     13,506     14,169     12,932      6,874       --       --

HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year   15.220514  13.259362   9.777931  13.499140  12.500000         --         --         --       --       --
  Value at End of Year   17.068079  15.220514  13.259362   9.777931  13.499140         --         --         --       --       --
          No. of Units       1,690         --      1,742      1,742      1,742         --         --         --       --       --

HIGH YIELD TRUST - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
Value at Start of Year   14.192807  12.837065  10.361914  11.176956  11.878374  13.130722  12.279967  12.500000       --       --
  Value at End of Year   14.651677  14.192807  12.837065  10.361914  11.176956  11.878374  13.130722  12.279967       --       --
          No. of Units          15         --         14        168        968      1,643      2,176      2,098       --       --

INCOME & VALUE TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   16.787055  15.666059  12.441617  14.865986  14.788189  14.181104  13.179250  12.500000       --       --
  Value at End of Year   17.584243  16.787055  15.666059  12.441617  14.865986  14.788189  14.181104  13.179250       --       --

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
          No. of Units         489         --         14        147      1,249      1,432      1,702      1,855       --       --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year          --  12.500000         --         --         --         --         --         --       --       --
  Value at End of Year          --  14.761597         --         --         --         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
INTERNATIONAL SMALL CAP TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year  $16.625198 $13.794653 $ 8.943226 $10.787968 $15.728111 $22.341682 $12.202690 $12.500000       --       --
  Value at End of Year   18.222956  16.625198  13.794653   8.943226  10.787968  15.728111  22.341682  12.202690       --       --
          No. of Units         593        791      1,299      4,066      6,083      6,808      6,651        335       --       --

INTERNATIONAL STOCK TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   12.245433  10.641582   8.205423  10.525001  13.475212  16.253406  12.656070  12.500000       --       --
  Value at End of Year   14.134034  12.245433  10.641582   8.205423  10.525001  13.475212  16.253406  12.656070       --       --
          No. of Units       2,138         --         --         --        264        240        390         --       --       --

INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year   15.928027  13.163951   9.128390  11.160168  12.452449  13.372512  12.916466         --       --       --
  Value at End of Year   17.528104  15.928027  13.163951   9.128390  11.160168  12.452449  13.372512         --       --       --
          No. of Units       1,401        983      1,004      1,038         --         --         --         --       --       --

INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   18.285192  17.524765  16.402910  14.987723  14.027435  12.902584  13.269922  12.500000       --       --
  Value at End of Year   18.615199  18.285192  17.524765  16.402910  14.987723  14.027435  12.902584  13.269922       --       --
          No. of Units         764         --        691      3,084        755        693      1,630         87       --       --

LARGE CAP GROWTH TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   11.627326  11.000472   8.817038  11.477445  14.028600  16.461980  13.271688  12.500000       --       --
  Value at End of Year   11.603527  11.627326  11.000472   8.817038  11.477445  14.028600  16.461980  13.271688       --       --
          No. of Units          23         --         26         34        161      2,050        329        310       --       --

LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year   19.223148  15.888873  12.500000         --         --         --         --         --       --       --
  Value at End of Year   22.057766  19.223148  15.888873         --         --         --         --         --       --       --
          No. of Units       1,446         --         --         --         --         --         --         --       --       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY, LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   13.397856  11.596360   8.634242  10.938337  12.728218  13.497935  11.895710  12.500000       --       --
  Value at End of Year   14.756543  13.397856  11.596360   8.634242  10.938337  12.728218  13.497935  11.895710       --       --
          No. of Units         717         --        719        721        762      1,966      1,566        364       --       --

LIFESTYLE BALANCED TRUST (FORMERLY, LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   16.506155  14.609643  11.837471  13.204737  13.929909  13.671696  12.282889  12.500000       --       --
  Value at End of Year   17.563319  16.506155  14.609643  11.837471  13.204737  13.929909  13.671696  12.282889       --       --
          No. of Units       6,487      6,487      7,358     10,362     16,391     16,882     11,202      6,978       --       --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY, LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   18.172578  16.811358  15.138171  14.949047  14.547877  13.593172  13.175636  12.500000       --       --
  Value at End of Year   18.612786  18.172578  16.811358  15.138171  14.949047  14.547877  13.593172  13.175636       --       --
          No. of Units       2,021         --      1,958      1,898      1,910      2,196      2,572      2,241       --       --

LIFESTYLE GROWTH TRUST (FORMERLY, LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   15.099277  13.236569  10.263411  12.251081  13.529644  14.033145  12.159849  12.500000       --       --
  Value at End of Year   16.333731  15.099277  13.236569  10.263411  12.251081  13.529644  14.033145  12.159849       --       --

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
          No. of Units       7,106        817      5,110      5,115      5,435      5,139      5,144      5,303       --       --

LIFESTYLE MODERATE TRUST (LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   17.369483  15.713175  13.396098  14.022897  14.242240  13.746687  12.868825  12.500000       --       --
  Value at End of Year   18.009656  17.369483  15.713175  13.396098  14.022897  14.242240  13.746687  12.868825       --       --
          No. of Units      15,961        668     10,389      8,342      9,322     10,112     11,142      5,853       --       --

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
MID CAP CORE TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year          -- $15.254859 $12.500000         --         --         --         --         --       --       --
  Value at End of Year          --  17.332496  15.254859         --         --         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

MID CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year          --  14.779952  11.032915  13.063516  13.354538  12.500000         --         --       --       --
  Value at End of Year          --  17.042134  14.779952  11.032915  13.063516  13.354538         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

MID CAP STOCK TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year   14.316969  12.081437   8.526782  11.060968  12.483407  13.057764  12.992850         --       --       --
  Value at End of Year   16.329464  14.316969  12.081437   8.526782  11.060968  12.483407  13.057764         --       --       --
          No. of Units       2,325      4,208      5,189      3,675      3,037      9,744         --         --       --       --

MID CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year   18.056979  14.573841  11.678238  13.049955  12.500000         --         --         --       --       --
  Value at End of Year   19.414601  18.056979  14.573841  11.678238  13.049955         --         --         --       --       --
          No. of Units       1,908      1,914      1,933      1,941        211         --         --         --       --       --

MONEY MARKET TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   14.638758  14.587075  14.568162  14.463814  14.026504  13.331106  12.872909  12.500000       --       --
  Value at End of Year   14.961161  14.638758  14.587075  14.568162  14.463814  14.026504  13.331106  12.872909       --       --
          No. of Units      50,686      6,353     53,015     55,417     54,928     54,560     78,627      4,306       --       --

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year          --  17.926997  12.500000         --         --         --         --         --       --       --
  Value at End of Year          --  22.137598  17.926997         --         --         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year          --  11.593961   8.096980  10.353401  13.181065  16.319479  11.720466  12.500000       --       --
  Value at End of Year          --  12.902422  11.593961   8.096980  10.353401  13.181065  16.319479  11.720466       --       --
          No. of Units          --         --         --          7          8          8        216        331       --       --

PACIFIC RIM TRUST (FORMERLY, PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year          --  13.501576   9.637969  11.069002  13.655344  18.168886  11.267395  12.500000       --       --
  Value at End of Year          --  15.712416  13.501576   9.637969  11.069002  13.655344  18.168886  11.267395       --       --
          No. of Units          --         --         --         --         --         99        224         --       --       --

PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
Value at Start of Year   13.959146  12.500000         --         --         --         --         --         --       --       --
  Value at End of Year   14.722152  13.959146         --         --         --         --         --         --       --       --
          No. of Units         969         --         --         --         --         --         --         --       --       --

QUANTITATIVE ALL CAP TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year          --  15.501820  12.500000         --         --         --         --         --       --       --
  Value at End of Year          --  17.696580  15.501820         --         --         --         --         --       --       --

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
          No. of Units          --         --         --         --         --         --         --         --       --       --

QUANTITATIVE MID CAP TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year          --  10.799281   7.830749  10.169149  12.500000         --         --         --       --       --
  Value at End of Year          --  12.708032  10.799281   7.830749  10.169149         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
QUANTITATIVE VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year          -- $12.500000         --         --         --         --         --         --       --       --
  Value at End of Year          --  14.616340         --         --         --         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   22.632400  17.218191  12.429938  12.171588  11.853453   9.488883  10.417728  12.500000       --       --
  Value at End of Year   25.200952  22.632400  17.218191  12.429938  12.171588  11.853453   9.488883  10.417728       --       --
          No. of Units         268         --        162        171        803        747      1,068      1,081       --       --

REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year          --  13.061280  12.500000         --         --         --         --         --       --       --
  Value at End of Year          --  14.137482  13.061280         --         --         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   10.404334  10.360749   6.920027  11.734960  20.064987  30.621118  15.503436  12.500000       --       --
  Value at End of Year   10.573348  10.404334  10.360749   6.920027  11.734960  20.064987  30.621118  15.503436       --       --
          No. of Units       4,923      1,436     13,051      7,627      7,860      8,507     15,089      4,016       --       --

SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year          --  13.376422   9.216678  11.790054  11.668507  12.500000         --         --       --       --
  Value at End of Year          --  15.623571  13.376422   9.216678  11.790054  11.668507         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year          --  17.428487  12.500000         --         --         --         --         --       --       --
  Value at End of Year          --  21.771180  17.428487         --         --         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) -SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year          --   9.577023   6.885995   9.291556   9.554061  11.957303   9.328414         --       --       --
  Value at End of Year          --  10.219680   9.577023   6.885995   9.291556   9.554061  11.957303         --       --       --
          No. of Units          --      1,110      1,110      4,023      1,110      5,325         --         --       --       --

SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year          --  12.500000         --         --         --         --         --         --       --       --
  Value at End of Year          --  15.164719         --         --         --         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

SMALL COMPANY VALUE TRUST - SERIES I SHARES  (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   20.204290  16.211600  12.183157  13.009205  12.266242  11.652144  10.897925  12.500000       --       --
  Value at End of Year   21.528560  20.204290  16.211600  12.183157  13.009205  12.266242  11.652144  10.897925       --       --
          No. of Units       2,597      3,829      3,829      5,706      1,233      1,233         --         --       --       --

SPECIAL VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year          --  15.753409  12.500000         --         --         --         --         --       --       --
  Value at End of Year          --  18.810991  15.753409         --         --         --         --         --       --       --

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
          No. of Units          --         --         --         --         --         --         --         --       --       --

STRATEGIC BOND TRUST - SERIES I SHARES  (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   18.192848  17.133192  15.215056  14.026945  13.262545  12.428556  12.280627  12.500000       --       --
  Value at End of Year   18.599917  18.192848  17.133192  15.215056  14.026945  13.262545  12.428556  12.280627       --       --
          No. of Units         141         --         --          6          7          7        316        148       --       --

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) -SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year          -- $ 9.939683 $ 7.870443 $10.986679 $12.500000         --         --         --       --       --
  Value at End of Year          --  10.544108   9.939683   7.870443  10.986679         --         --         --       --       --
          No. of Units          --      1,911      1,911      1,911        748         --         --         --       --       --

STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year          --  12.500000         --         --         --         --         --         --       --       --
  Value at End of Year          --  13.568000         --         --         --         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

STRATEGIC OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   10.259541   9.175822   7.324508  12.015572  14.242740  15.307946  12.103394  12.500000       --       --
  Value at End of Year   11.206783  10.259541   9.175822   7.324508  12.015572  14.242740  15.307946  12.103394       --       --
          No. of Units         157         --      1,860      1,194      1,853      1,569        877      4,815       --       --

STRATEGIC VALUE TRUST (FORMERLY, CAPITAL OPPORTUNITIES TRUST) - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year          --   9.911813   7.731486  10.667641  12.500000         --         --         --       --       --
  Value at End of Year          --  11.641633   9.911813   7.731486  10.667641         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year   17.502768  16.751628  16.023311  14.697020  13.634669  12.349038  12.516112         --       --       --
  Value at End of Year   17.855739  17.502768  16.751628  16.023311  14.697020  13.634669  12.349038         --       --       --
          No. of Units       1,074      1,417      3,000      4,372      1,321         --         --         --       --       --

TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year          --  10.068221   7.747649   9.887504  11.211599  12.500000         --         --       --       --
  Value at End of Year          --  11.199656  10.068221   7.747649   9.887504  11.211599         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

U.S. GLOBAL LEADERS GROWTH TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year          --  12.500000         --         --         --         --         --         --       --       --
  Value at End of Year          --  13.171171         --         --         --         --         --         --       --       --
          No. of Units          --         --         --         --         --         --         --         --       --       --

U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 3-18-1998)
Contracts with no Optional Benefits
Value at Start of Year   17.017453  16.614837  16.405373  15.259551  14.321813  12.999097  13.159699  12.500000       --       --
  Value at End of Year   17.208746  17.017453  16.614837  16.405373  15.259551  14.321813  12.999097  13.159699       --       --
          No. of Units         303        295        276        390        539        603      4,333      4,841       --       --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year   13.149585  12.074961   8.849591  11.881980  12.247584  11.969517  11.687400         --       --       --
  Value at End of Year   13.852125  13.149585  12.074961   8.849591  11.881980  12.247584  11.969517         --       --       --
          No. of Units       8,281      6,610      5,861      5,886      6,598         --         --         --       --       --

UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year          --   9.498736   7.092601   9.318742  12.500000         --         --         --       --       --
  Value at End of Year          --  12.238293   9.498736   7.092601   9.318742         --         --         --       --       --

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98  12/31/97 12/31/96
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -------- --------
          No. of Units          --         --         --         --         --         --         --         --       --       --

VALUE TRUST - SERIES I SHARES  (units first credited 3-30-1998)
Contracts with no Optional Benefits
Value at Start of Year   16.732042  14.592992  10.564199  13.746382  13.351990  10.786297  11.207507  12.500000       --       --
  Value at End of Year   18.748900  16.732042  14.592992  10.564199  13.746382  13.351990  10.786297  11.207507       --       --
          No. of Units         145      1,319      1,465      1,474      1,632      1,554        291        406       --       --